As filed with the Securities and Exchange Commission on April 28, 2016

Registration Nos.  333-186359
811-08205

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM N‑4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. 5	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

Amendment No. 29	[X]

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D
(Exact Name of Registrant)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
(Name of Depositor)

40 Wall Street, New York, New York 10005
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Carol E. Springsteen
Foresters Life Insurance and Annuity Company
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)

Copies of all communications to:
K&L Gates LLP
1601 K Street, NW
Washington, DC  20006-1600
Attn: Mark Amorosi, Esq.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement.

It is proposed that this filing will become effective (check the appropriate box):

[_]	Immediately upon filing pursuant to paragraph (b) of Rule 485

[X]	On May 1, 2016 pursuant to paragraph (b) of Rule 485

[_]	60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]	On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Units of interest in First Investors Life Variable Annuity Fund D under individual flexible premium variable deferred annuity contracts.

First Choice Bonus Annuity
An Individual Flexible Premium Variable
Deferred Annuity Contract with Bonus Payments
Offered by Foresters Life Insurance and Annuity Company through
First Investors Separate Account D.

40 Wall Street, New York, New York 10005 / 1(800) 832-7783
This prospectus describes an individual flexible premium variable deferred annuity contract (the "Contract") offered by Foresters Life Insurance and Annuity Company ("FLIAC", "We", "Us" or "Our").  FLIAC will credit a "Bonus Payment" to the Accumulation Value each time You make a Purchase Payment with some limitations. The Contract provides You with the opportunity to accumulate capital, on a tax-deferred basis, for retirement or other long-term purposes and thereafter, if You so elect, to receive annuity payments for a lifetime based upon the Contract's Accumulation Value and other factors.  First Choice Bonus Annuity charges expenses that may be higher than expenses for a similar Contract that does not credit a Bonus Payment.  We offer variable annuities with lower fees.  You should carefully consider whether or not the Contract is the best product for You.
When You invest in a Contract, You allocate Your purchase payments (less certain applicable charges) to one or more "Subaccounts" of Separate Account D or to the Fixed Account. Each of the Subaccounts invests in a corresponding "Fund" of the First Investors Life Series Funds ("Life Series Funds"). A copy of the prospectus for the Life Series Funds is attached. The Contract requires a minimum initial investment of $5,000.
The amount You accumulate in the Subaccounts depends upon the performance of the Subaccounts in which You invest.  You bear all of the investment risk, which means that You could lose money invested in the Subaccounts.  We credit interest to amounts You allocate to the Fixed Account.
Please read this prospectus and keep it for future reference.  It contains important information that You should know before buying or taking action under a Contract, including all material benefits, features, rights, and obligations under a Contract. We filed a Statement of Additional Information ("SAI"), dated May 1, 2016 with the Securities and Exchange Commission ("SEC"). We incorporate the SAI by reference into this prospectus. See the SAI Table of Contents at the end of this prospectus.  You can get a free SAI by contacting Us at Raritan Plaza 1, Edison, New Jersey 08837, by calling the telephone number shown above or by visiting Our website www.forestersfinancial.com. You also can obtain electronic copies of Our documents, including reports and SAIs, from the EDGAR database on the SEC's website at http://www.sec.gov.
The SEC has not approved or disapproved these securities or passed judgment on the adequacy of this prospectus.   Any representation to the contrary is a criminal offense.
The date of this prospectus is May 1, 2016.

CONTENTS
FEES AND EXPENSES	1
HISTORICAL ACCUMULATION UNIT INFORMATION	3
OVERVIEW OF THE CONTRACT	5
Summary of Risks and Rewards of the Contract	5
How the Contract Works	6
Who We Are and How to Contact Us	7
THE CONTRACT IN DETAIL	11
Application and Purchase Payments	11
Allocation of Purchase Payments	11
Reallocations Among Subaccounts	12
What Are Our Policies on Frequent Reallocations Among Subaccounts?	12
What Are the Risks to Contractowners of Frequent Reallocations?	13
The Accumulation Phase	13
Bonus Payments	13
The Payout Phase	20
Your Right To Examine The Contract	23
FINANCIAL INFORMATION	24
Calculating Values	24
Contract Expenses	24
Other Charges	25
Federal Tax Information	25
OTHER INFORMATION	30
Voting Rights	30
Processing Transactions	30
Reservation of Rights	31
State Variations	31
Distribution of the Contract	31
Reports	32
Financial Statements	32
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	33
FLIAC does not guarantee the performance of the Subaccounts. The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Bank or any other agency. The Contract involves risk, including possible loss of the principal amount invested.
The Contract may not be available in all states and jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. FLIAC does not authorize any information or representations regarding the Contract other than as described in this prospectus, the attached Life Series Funds prospectus or any supplements thereto or in any supplemental sales material We authorize.

GLOSSARY OF SPECIAL TERMS
Accumulation Phase – The period between the Effective Date of a Contract and the earlier of the Maturity Date or the death of either the Annuitant or Contractowner.
Accumulation Unit – A unit that measures the value of a Contractowner's interest in a Subaccount of Separate Account D before the Maturity Date. Accumulation Units are established for each Subaccount. The Accumulation Unit value increases or decreases based on the investment performance of the Subaccount's corresponding Fund.
Accumulation Value – The Accumulation Value is equal to the sum of the Subaccount Accumulation Value in each of the Subaccounts to which You have allocated value under the Contract plus the Fixed Account Accumulation Value.
Adjusted Purchase Payment – Is equal to the Purchase Payment(s) less any withdrawal(s), including withdrawal charges that have been made subsequent to any immediately preceding Purchase Payment.
Adjusted Purchase Payment Threshold – Is the amount as stated in the Contract used in determining the Bonus Payment Percentage applicable to any Adjusted Purchase Payment(s) credited to the Contract.
Annuitant (and Joint Annuitant, if any) – The person(s) whose life (or lives) is (are) the measure for determining the amount and duration of annuity payments.   Unless otherwise specified, references to "Annuitant" refer to any Joint Annuitant as well.
Annuity Unit – A unit that determines the amount of each Variable Annuity Payment after the first Variable Annuity Payment. Annuity Units are established for each Subaccount. The Annuity Unit value increases or decreases based on the investment performance of the Subaccount's corresponding Fund.
Beneficiary – The person or entity that is named to receive any death benefits payable (i) upon death of any Owner in the accumulation phase, (ii) upon death of the Annuitant in the accumulation phase, if there is no surviving Annuitant; or (iii) upon death of the Annuitant in the Payout Phase, if there is no surviving Annuitant.
Bonus Payment - The amount added by Us to the Accumulation Value based on the conditions of Your Contract and calculated by multiplying the applicable Bonus percentage from the Bonus Payment Percentages in Your Contract by the amount of any Adjusted Purchase Payment.
Bonus Payment Percentage – Is the percentage used in calculating any Bonus Payment based on the amount of the Adjusted Purchase Payments according to the percentages listed in the Bonus Payment Percentages in Your Contract.
Contract – An individual flexible premium variable deferred annuity contract offered by this prospectus.
Contractowner (and Joint Contractowner, if any) – The person or entity with legal rights of ownership of the Contract.  Unless otherwise specified, the term also includes any Joint Contractowners.
Contract Anniversary – The same month and day each subsequent year from the Contract's Effective Date.
Contract Year (and Contract Month and Contract Quarter) – A one-year period of time as measured from the Contract Effective Date and as measured from each Contract Anniversary.  A Contract Month or a Contract Quarter is a month or quarter, respectively, of a Contract Year.
Effective Date – The date the Contract is issued by FLIAC.
Fixed Account Accumulation Value – The Fixed Account Accumulation Value at any time is equal to the amount determined as described below under the heading "THE

CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Fixed Account Accumulation Value."
Fixed Annuity Payment – Annuity payments that remain fixed as to dollar amount.
General Account – All assets of FLIAC other than those allocated to Separate Account D and other segregated investment accounts of FLIAC.
Good Order – Notice from someone authorized to initiate a transaction under a Contract, received in a format satisfactory to Us at Our administrative office or other office We may designate ("Administrative Office") that contains all information required by Us to process the transaction.
Internal Revenue Code – The Internal Revenue Code of 1986, as amended.
Investment in the Contract – The Purchase Payments You made, less any amounts You previously surrendered that were not taxable.
Maturity Date – The date on which annuity payments begin.
Net Accumulation Value – The Accumulation Value less any applicable premium taxes not previously deducted.
Payee – The person designated as the "Payee" in the Contract, and who is entitled to receive annuity payments under the Contract.  The Contractowner will be the Payee unless another person is named as the Payee.
Payout Phase – The period of time beginning on the Maturity Date during which periodic payments are made to the Payee. These are usually paid on a monthly basis and last for the time provided in the chosen annuity payment option.
Purchase Payment – A payment made initially to purchase a Contract or as an additional contribution to a Contract (less any charges). A Purchase Payment does not include any amounts credited as a Bonus Payment.
Right to Examine – The period of time a Contractowner may review his or her Contract and cancel it for a refund of Purchase Payments.  The duration and terms of the "Right to Examine" period varies by state.  Your Right to Examine period will be stated on the cover of Your Contract.
Separate Account D – The segregated investment account entitled "First Investors Life Variable Annuity Fund D", established by FLIAC pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").
Subaccount – A segregated investment subaccount under Separate Account D that corresponds to a Fund of the Life Series Funds. The assets of a Subaccount are invested in shares of the corresponding Fund of the Life Series Funds.
Subaccount Accumulation Value – The Subaccount Accumulation Value in each Subaccount at any time is equal to the number of Accumulation Units this Contract has in that Subaccount, multiplied by that Subaccount's Accumulation Unit value.
Valuation Date – Any date on which the New York Stock Exchange ("NYSE") is open for trading.
Valuation Period – The period beginning at the end of any Valuation Date and extending to the end of the next Valuation Date.
Variable Annuity Payment – Annuity payments that vary in dollar amount throughout the Payout Phase based on the net investment experience of the Subaccounts.
We (and Our and Us) – FLIAC.
You (and Your) – An actual or prospective Contractowner who is reading this prospectus.

FEES AND EXPENSES
The following tables below show the fees and expenses that You will incur when You buy, own and surrender a Contract.
The first table describes the fees and expenses that You will pay if You surrender the Contract.
Contractowner Transaction Expenses
Maximum Surrender Charge	8.00%
(as a percentage of Purchase Payment surrendered)*
* The surrender charge percentage that applies to a Purchase Payment decreases over 9 years after receipt of the Purchase Payment so that there is no surrender charge after nine years. Each year after the first Contract Year You may surrender up to 10% of total Purchase Payments without a surrender charge. For purposes of computing the surrender charge, amounts surrendered will be taken from Your Contract first from any amounts  then available as a Free Surrender,  then from Purchase Payments in the order they were made (i.e., first-in, first-out), and finally from any other remaining Accumulation Value.
The next table describes the maximum fees and expenses that You will pay periodically during the time You own the Contract, not including Fund fees and expenses.
Maximum Annual Contract Charge **	$50.00
Separate Account Annual Expenses
(as a percentage of average daily account value)
Mortality and Expense Risk Charge	1.40%
**The annual Contract charge is made during the Accumulation Phase only. The maximum annual Contract charge that We may deduct from the Accumulation Value in any Contract Year is $50. The current annual Contract charge that We deduct from the Accumulation Value is $35, which is guaranteed for the first 10 Contract Years. For more complete descriptions of the charges and expenses shown, please refer to "FINANCIAL INFORMATION: CONTRACT EXPENSES – Surrender Charges, Mortality and Expense Risk Charge, Other Charges."
The next table shows the Funds' minimum and maximum total annual operating expenses that You may pay indirectly during the time that You own the Contract.  These expenses may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the attached prospectus for the Life Series Funds.
Total Annual Fund Operating Expenses
	Minimum	Maximum[1]
Range of expenses that are deducted from Fund assets, including management fees and other expenses.	0.78%	2.08%
1. The maximum total annual fund operating expenses have been restated to reflect current operating expenses.
The following examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, Contract charges, Separate Account D annual expenses  and operating expenses of the Funds. The examples assume that You invest $10,000 in the Contract for the time periods indicated. The examples also assume that Your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds.  Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:

If You surrender Your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Maximum Cost	$1,123.82	$1,877.83	$2,454.65	$3,827.50
Minimum Cost	$995.69	$1,510.63	$1,838.49	$2,565.30

If You annuitize or do not surrender Your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Maximum Cost	$364.50	$1,102.20	$1,862.11	$3,827.50
Minimum Cost	$229.05	$704.17	$1,205.78	$2,565.30
You should not consider the expenses in the example as a representation of past or future expenses. Actual expenses in future years may be more or less than those shown.

HISTORICAL ACCUMULATION UNIT INFORMATION
This table shows the Accumulation Unit values and the number of Accumulation Units outstanding for each Subaccount of Separate Account D for the last three fiscal years.1
Effective May 2, 2016, the Covered Call Strategy Fund was added as a Subaccount of Separate Account D, and thus has no prior historical Accumulation Unit values or Accumulation Units outstanding.  Such information will be included when this Subaccount has historical performance to report.
Subaccount	At	Accumulation Unit Value ($)	Number of Accumulation Units
Balanced Income Subaccount*	December 31,2015	9.808	1,056.1
Cash Management Subaccount	June 3, 2013 December 31, 2013 December 31, 2014 December 31, 2015	11.586 11.493 11.333 11.175	0.0 186,584.5 101,221.4 104,241.3
Equity Income Subaccount	June 3, 2013 December 31, 2013 December 31, 2014 December 31, 2015	18.811 20.957 22.372 21.834	0.0 185,740.5 402,416.5 474,553.4
Fund For Income Subaccount	June 3, 2013 December 31, 2003 December 31, 2014 December 31, 2015	18.320 18.804 18.689 18.089	0.0 227,227.3 458,293.6 538,464.8
Government Subaccount	June 3, 2013 December 31, 2013 December 31, 2014 December 31, 2015	17.569 17.236 17.530 17.294	0.0 59,511.5 122,027.6 138,195.2
Growth & Income Subaccount	June 3, 2013 December 31, 2013 December 31, 2014 December 31, 2015	22.185 25.659 27.236 26.019	0.0 274,636.5 548,078.2 674,424.9
International Subaccount	June 3, 2013 December 31, 2013 December 31, 2014 December 31, 2015	19.096 19.193 19.378 19.777	0.0 114,700.6 284,788.2 340,808.2
Investment Grade Subaccount	June 3, 2013 December 31, 2013 December 31, 2014 December 31, 2014	19.559 19.261 20.106 19.756	0.0 143,091.0 306,226.0 355,839.3
Limited Duration High Quality Bond Subaccount**	December 31, 2014 December 31, 2015	9.672 9.488	66,396.7 135,282.3
Opportunity Subaccount	June 3, 2013 December 31, 2013 December 31, 2014 December 31, 2015	11.655 13.877 14.469 14.152	0.0 372,557.9 738,373.3 915,307.9
Real Estate Subaccount***	December 31, 2015	10.055	54,444.0
Select Growth Subaccount	June 3, 2013 December 31, 2013 December 31, 2014 December 31, 2015	9.373 11.037 12.356 12.575	0.0 149,298.8 395,133.1 498,259.6

Subaccount	At	Accumulation Unit Value ($)	Number of Accumulation Units
Special Situations Subaccount	June 3, 2013 December 31, 2013 December 31, 2014 December 31, 2015	18.860 21.698 22.743 22.310	0.0 103,957.3 221,739.3 270,960.6
Total Return Subaccount	June 3, 2013 December 31, 2013 December 31, 2014 December 31, 2015	10.691 11.452 11.967 11.610	0.0 523,978.2 1,212,284.7 1,460,489.4
1.  We began offering Contracts through Separate Account D on June 3, 2013.
*The inception date for the Balanced Income Subaccount was November 2, 2015.  The Accumulation Unit value for this Subaccount was initially set at $10.00 on November 2, 2015.
**The inception date for the Limited Duration High Quality Bond Subaccount was July 1, 2014.  The Accumulation Unit value for this Subaccount initially was set at $10.00 on July 1, 2014.
***The inception date for the Real Estate Subaccount was May 1, 2015.  The Accumulation Unit value for this Subaccount initially was set at $10.00 on May 1, 2015.

OVERVIEW OF THE CONTRACT
This overview highlights some basic information about the Contract offered by FLIAC in this prospectus. You will find more information about the Contract in "THE CONTRACT IN DETAIL" section of this prospectus.
SUMMARY OF RISKS AND REWARDS OF THE CONTRACT
The benefits of the Contract are, among other things:
Investment Diversification There are a variety of Subaccounts available under the Contract, with different investment objectives, policies and risks allowing for investment diversification. Each Subaccount invests in a corresponding Fund of the Life Series Funds.
Income Tax Deferral Investment in a Contract enables You to defer payment of federal income tax on any net income earned and net gains realized under the Contract until You access Your money through surrenders or one of the annuity pay-out options.
Asset Reallocation You can also reallocate Your accumulated assets among the Subaccounts and the Fixed Account, as Your circumstances change, without incurring current federal income tax.
No Income or Contribution Limitations There are no income or contribution limits – such as those that exist on individual retirement accounts ("IRAs"), including Roth IRAs or 401(k) plans – that restrict the amount that You can invest. You control how much You invest for Your retirement (so long as you meet Our minimum contribution investment requirements) and when and how often You wish to add to Your Contract.
Minimum Guaranteed Death Benefit We guarantee a minimum death benefit if the Annuitant dies during the Accumulation Phase, which protects Your principal from market declines if You die.
Guaranteed Annuity Income You can receive an annuity pay-out providing a stream of income to suit Your needs for the rest of Your life.
Bonus We will credit a Bonus Payment to the Accumulation Value for the amount of the Adjusted Purchase Payments received.  The amount of the Adjusted Purchase Payments in any Contract Year is aggregated.  For the amount of Adjusted Purchase Payments up to and including $200,000 received within a Contract Year, We will credit a Bonus Payment to Your Accumulation Value equal to a Bonus Payment Percentage of 4.00% of the amount of the Adjusted Purchase Payment.  The amount of the Adjusted Purchase Payments in excess of $200,000 within a Contract Year will receive a Bonus Payment Percentage of 5.00%.  For example, if You make an Adjusted Purchase Payment of $100,000 in Contract Year 1, We will credit a Bonus Payment of $4,000 to Your Accumulation Value.  The Bonus Payment is subject to certain limitations regarding timing and withdrawals.
There are several risk factors that You should consider:
Investment Risk You bear all of the investment risk of the Funds that correspond to  the Subaccounts You select, which means You could lose money.
Fees and Charges An investment in a Contract is not a direct investment in a mutual fund. There are additional charges for the death benefit and other features of the Contract that are not associated with a mutual fund.
Because the Contract offers Bonus Payments, the charges and expenses, such as the surrender charges and the mortality and expense risk charges, may be higher than expenses for a similar Contract that does not credit a Bonus Payment.  In addition, because We credit a Bonus Payment, the amount of charges You pay will be higher than if We had not credited a Bonus Payment.  Over time, the value of the Bonus Payment may be more than offset by the additional charges.
Internal Revenue Service ("IRS") Penalty Because a 10% federal tax penalty is generally imposed on the taxable portion of surrenders prior to age 59½, You should not invest in the Contract if You have short-term investment objectives that would require You to liquidate all or a portion of the Contract prior to reaching age 59½.
Holding Period A minimum holding period is often necessary before the tax benefits of tax deferral are likely to outweigh the often higher fees imposed on variable annuities relative to alternative investments.
Be Careful With Your Tax-Deferred Arrangement A tax-deferred accrual feature is already provided by any tax-qualified arrangement, such as an IRA or 401(k).  Therefore, You should have reasons other than tax deferral, such as the additional benefits described in this prospectus, for purchasing a Contract within an IRA or other arrangement that receives tax deferral under the Internal Revenue Code.
Surrender Charges There is a maximum 8% surrender charge. All the surrender charge percentages are listed below.
Number of Years from Receipt of Purchase Payment to the Date of Surrender:
Date	Percentage
1 year or less	8.00%
1	8.00%
2	8.00%
3	8.00%
4	7.00%
5	6.00%
6	5.00%
7	3.00%
8	1.00%
9 years or more	0.00%
Taxation of Surrenders A partial or total surrender of a Contract is taxed for federal income tax purposes as ordinary income to the extent that the Accumulation Value exceeds Your Investment in the Contract (i.e., on an "income first" basis).
Taxation of Death Benefits The death benefit paid to the Beneficiary of a Contract is taxed for those purposes as ordinary income to the Beneficiary at the Beneficiary's tax rate to the extent that the death benefit exceeds the Contractowner's Investment in the Contract.  Thus, if Your primary objective is to pass wealth on to Your heirs, a life insurance policy may be more appropriate for You.  For federal tax purposes, the amount of the death benefit on a life insurance policy passes income-tax free (though not necessarily estate-tax free) to the Beneficiary; an annuity death benefit does not.
General Account Risk
The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Amounts allocated to the Fixed Account and any guarantees under Your Contract that exceed Your Contract Value (such as those that may be associated with the Death Benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Contract Value are subject to Our financial strength and claims-paying ability.
HOW THE CONTRACT WORKS
The Contract has two phases: an Accumulation Phase and a Payout Phase.  During the Accumulation Phase, earnings on Your investment and any Bonus Payments accumulate on a tax-deferred basis. The Payout Phase begins when You convert from the Accumulation Phase by agreeing that the Payee will start receiving regular annuity payments after the Accumulation Value has been applied to one of the annuity options in accordance with the annuity rates in the Contract. You can select one of several annuity income payment options.
The Contract is a "variable" annuity because Your Subaccount Accumulation Values during the Accumulation Phase and the amount of any Variable Annuity Payments during the Payout Phase fluctuate based on the performance of the Funds underlying the Subaccounts You have selected. As a result, the Subaccount Accumulation Values in Your Contract and Your Variable Annuity Payments may increase or decrease. You are permitted to allocate Your Purchase Payments to a variety of available Subaccounts We offer under the Contract, as long as each allocation is at least 1% of the Purchase Payment. You also may allocate Purchase Payments to the Fixed Account, as described below.
 Subject to certain limitations, You may reallocate Your Accumulation Value or, after the commencement of any Variable Annuity Payments, the value allocated to the Subaccounts upon which the amount of the Variable Annuity Payments are based.
The Contract provides a guaranteed death benefit that is payable to the Beneficiary if the Annuitant dies during the Accumulation Phase. The Contract guarantees that the Beneficiary will receive upon the death of the Annuitant the greater of:
(i) the total of all Purchase Payments reduced proportionately by any surrenders; or
(ii) the Accumulation Value.
Upon the death of a Contractowner who is not also the Annuitant, We pay only the Accumulation Value to the Beneficiary. We will pay the death benefit when We receive both proof of death and appropriate instructions for payment.  The death benefit is reduced by the amount of any surrenders, see "The Accumlation Phase - Death Benefits before Commencement of Annuity Payments" for details. You may surrender a portion or all of the Accumulation Value during the Accumulation Phase.
WHO WE ARE AND HOW TO CONTACT US
Foresters Life Insurance and Annuity Company
Foresters Life Insurance and Annuity Company, with its home office at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance policies and annuity contracts.
FLIAC is part of Foresters Financial Holding Company, Inc. ("FFHC"), a holding company, which owns all of the voting common stock of FLIAC. Other affiliates of FLIAC include: Foresters Financial Services, Inc. ("FFS"), distributor of the Contracts, Foresters Investment Management Company, Inc. ("FIMCO"), the investment adviser of the Life Series Funds and Foresters Investor Services, Inc. ("FIS"), the transfer agent for the Life Series Funds.
For information or service concerning a Contract, You can contact Us in writing at Our Administrative Office located at Raritan Plaza 1, Edison, New Jersey 08837. You can also call Us at 1-800-832-7783 between the hours of 9:00 A.M. and 6:00 P.M., Eastern Time, or fax Us at 732-855-5935. You can also contact us through our website at www.forestersfinancial.com.
You should send any Purchase Payments, notices, elections, or requests that You make, as well as any other documentation that We require for any purpose in connection with Your Contract, to Our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been "received" by Us until We have received it, as well as any related items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office.  To meet Our requirements for processing transactions, We may require that You use Our forms.  We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.
Separate Account D
First Investors Life Variable Annuity Fund D was established on April 8, 1997 under New York Insurance Law.  Separate Account D is registered with the SEC as a unit investment trust under the 1940 Act.
We segregate the assets of Separate Account D from Our other assets in Our General Account. These assets fall into two categories: (1) assets equal to Our reserves and other liabilities under the Contract and (2) additional assets derived from expenses that We charge to Separate Account D. The assets equal to Our reserves and liabilities support the Contract. We cannot use these assets to satisfy any of Our other obligations. The assets We derive from Contract charges do not support the Contract, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account D. We credit to, or charge against, the Subaccounts of Separate Account D realized and unrealized income, gains and losses without regard to Our other income, gains and losses. The obligations under the Contract are Our obligations.
Each Subaccount invests its assets in a corresponding Fund of the Life Series Funds at net asset value. Therefore, We own the shares of the underlying Funds, not You. The value of Your investment in a Subaccount is determined by the value of the underlying Fund. Each Subaccount reinvests any distribution received from a Fund in the distributing Fund at net asset value. So, none of the Subaccounts make cash distributions to Contractowners. Each Subaccount may make deductions for charges and expenses by redeeming the number of equivalent Fund shares at net asset value.
The Fixed Account
The Fixed Account is not part of Separate Account D. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account D or in any other legally segregated separate accounts We own. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets You choose to allocate to the Fixed Account will earn interest at the annual Minimum Guaranteed Interest Rate (currently 1.00% for Contracts issued since 2013). This rate is subject to redetermination annually as described below.
On each Contract Anniversary, the Fixed Account Minimum Guaranteed Interest Rate is redetermined as (a) – (b) where (a) is the average of the daily five-year Constant Maturity Treasury rates for the month of October in the calendar year prior to the Contract Anniversary (rounded to the nearest 1/20th of 1%) and (b) is 1.25%. In no case, however, will the annual Fixed Account Minimum Guaranteed Interest Rate be greater than 3.00% or less than 1.00%.
We may, but are not required to, declare interest in excess of the annual Minimum Guaranteed Interest Rate ("excess interest"). If We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You.  However, any excess interest already credited to your account is non-forfeitable.
You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the annual minimum guaranteed or declared rates of return.  Amounts allocated to the Fixed Account, and any guarantees under Your Contract that exceed Your Accumulation Value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Accumulation Value are subject to Our financial strength and claims-paying ability.
The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account is registered as an investment company under the 1940 Act. The staff of the SEC has therefore not reviewed the disclosures in this prospectus that relate to the Fixed Account.
The Life Series Funds
The Life Series Funds is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Funds consists of a variety of separate Funds, most of which are available to Contractowners. Each of the Funds currently offers its shares only through the purchase of a Contract or another variable life or variable annuity Contract issued by FLIAC or by other insurance companies.  Each of the Funds reserves the right to offer its shares to other separate accounts or directly to Us.  Although some of the Funds have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.
FIMCO, the investment adviser of the Life Series Funds, is a New York corporation located at 40 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained Smith Asset Management Group, L.P., 100 Crescent Court, Suite 1150, Dallas, TX 75201, to serve as the subadviser of the Select Growth Fund; Vontobel Asset Management, Inc., 1540 Broadway, New York, New York 10036 to serve as the subadviser of the International Fund; Muzinich & Co., Inc., 450 Park Avenue, New York, NY 10022 to serve as the subadviser for the Fund For Income; and Ziegler Capital Management, LLC, 170 West Madison Street, 24th floor, Chicago, IL 60602 to serve as subadviser for the Covered Call Strategy Fund. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.
The following table includes the investment objective for each available Fund. There is no guarantee that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund. The degree of investment risk You assume will depend on the Subaccounts You select. You should consider Your allocations carefully.  The investment objectives, principal investment strategies, principal risks and management of the Funds are described in the attached Life Series Funds prospectus, which You should read carefully before investing.

Fund	Investment Objective
Balanced Income Fund	Income as the primary objective and a secondary objective of capital appreciation.
Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Covered Call Strategy Fund	Long term capital appreciation.
Equity Income Fund	Total return.
Fund For Income	High current income.
Government Fund	A significant level of current income which is consistent with security and liquidity of principal.
Growth & Income Fund	Long-term growth of capital and current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment in investment grade debt securities.
Limited Duration High Quality Bond Fund	Current income consistent with low volatility of principal.
Opportunity Fund	Long-term capital growth.
Real Estate Fund	Total return.
Select Growth Fund	Long-term growth of capital.
Special Situations Fund	Long-term growth of capital.
Total Return Fund	High, long term total investment return consistent with moderate investment risk.

THE CONTRACT IN DETAIL
APPLICATION AND PURCHASE PAYMENTS
We will process Your application on the day We receive it at Our Administrative Office in Good Order. If Your application is incomplete or incorrect, We have five business days to complete it and process the transaction.  Otherwise, We will return the Purchase Payment to You at the end of the five-day period. However, We can try to reach You to explain the reasons for the delay in crediting the money and get Your consent to keep the money until the problem is solved.
Your initial Purchase Payment must be at least $5,000. You may make additional Purchase Payments of at least $200 each at any time after Contract issuance. We will not accept the proceeds from a surrender of one of Our other variable annuities for the purchase of a First Choice Bonus Annuity Variable Contract.  We generally do not limit the maximum amount of Purchase Payments under a Contract.  However, initial Purchase Payments of $500,000 or more, and subsequent Purchase Payments of $250,000 or more, will be subject to review by FLIAC. We reserve the right to reject such payments. We will credit a Bonus Payment to the Accumulation Value for the amount of the Adjusted Purchase Payments received.  The amount of the Adjusted Purchase Payments in any Contract Year is aggregated.  For the amount of Adjusted Purchase Payments up to and including $200,000 received within a Contract Year, We will credit a Bonus Payment to Your Accumulation Value equal to a Bonus Percentage of 4.00% of the amount of the Adjusted Purchase Payments.  For the amount of the Adjusted Purchase Payments in excess of $200,000 received within a Contract Year We will credit a Bonus Payment to Your Accumulation Value equal to a Bonus Percentage of 5.00% of the amount of the Adjusted Purchase Payments.
Your Purchase Payments and any Bonus Payments allocated to the Subaccounts purchase Accumulation Units of the Subaccounts and not shares of the Funds in which the Subaccounts invest. We allocate Purchase Payments and any Bonus Payments to the appropriate Subaccount(s) based on the next computed value of an Accumulation Unit following receipt of Your Purchase Payments at Our Administrative Office in Good Order.  We value Accumulation Units at the end of each Valuation Date (generally 4:00 P.M., Eastern Time). If We receive a Purchase Payment prior to the end of a Valuation Date in Good Order, We will process the payment based upon that day's Accumulation Unit values. If We receive a payment after the end of the Valuation Date, We will process the Purchase Payment based upon the next Valuation Date's values.
ALLOCATION OF PURCHASE PAYMENTS
When You purchase a Contract You select the allocation percentages for Your Purchase Payment to the Subaccounts and the Fixed Account. Your allocations are subject to the following constraints:

1. Allocation percentages must be in whole numbers;
2. Allocation percentages must total 100%; and
3. The allocation percentage for the Fixed Account may not exceed 50%.
On the Effective Date of Your Contract, the portion of the initial Purchase Payment You designated for the Subaccounts will be allocated to the Cash Management Subaccount for the greater of 20 days after the Effective Date or the Right to Examine period indicated in Your Contract. At the end of this period, the Subaccount

Accumulation Value in the Cash Management Subaccount will be reallocated to the Subaccounts You designated on the application. This reallocation will occur as of the end of the applicable business day. Any Bonus Payment credited to the Accumulation Value will be allocated to the Subaccounts as designated on the application upon the later of the date of the Purchase Payment or the expiration of the Right to Examine period indicated in the Contract.  The portion of the initial Purchase Payment You designated for the Fixed Account will be allocated to the Fixed Account as of the Contract Effective Date.
A change in the allocation percentages for future additional Purchase Payments and any Bonus Payments will affect reallocations occurring under the Automated Subaccount Reallocation Option. See the description under "THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Automated Subaccount Reallocation Option" for additional information.
REALLOCATIONS AMONG SUBACCOUNTS
Subject to the restrictions discussed below, You may change the allocation of Your Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through a transfer of Accumulation Value by written notice, telephone, participation in the Systematic Transfer Option, or participation in the Automated Subaccount Reallocation Option. Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.
WHAT ARE OUR POLICIES ON FREQUENT REALLOCATIONS AMONG SUBACCOUNTS?
The Contract is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing.  As described in the Life Series Funds prospectus, the Board of Trustees of the Life Series Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the Life Series Funds, other than the Cash Management Fund, and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.
In order to protect Contractowners and to comply with the underlying Funds' policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Contractowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.  We also reserve the right to limit or condition transfer privileges in any manner that We believe is necessary or appropriate to (1) protect participants in a Fund from adverse consequences of "market timing" or overly frequent transactions; or (2) conform Separate Account D's policies and practices in this regard to those of a Fund in one or more respects. Without limitation, We reserve the right to impose on You any charge that Your transfer causes a Fund to assess against Us or Separate Account D.
In order to enforce Our policy against market timing, We monitor reallocation requests using criteria such as (a) the number of reallocation transactions that occur within a specified period of time and (b) the dollar amount of reallocations that occur within a specified period of time. Moreover, We will only accept a transaction request that is in writing or made by telephone, and complies with Our requirements.  We will not accept transaction requests by facsimile or email.  We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

WHAT ARE THE RISKS TO CONTRACTOWNERS OF FREQUENT REALLOCATIONS?
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Contractowners who invest in the Funds through our Subaccounts.
In the case of the Subaccounts that invest indirectly in high yield bonds and stocks of small-size and/or mid-size companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.  In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

THE ACCUMULATION PHASE
Determining Your Accumulation Value
The Accumulation Value You have in Your Contract varies daily depending on, among other things, the investment experience of the Subaccounts You have selected and the proportion of Your Accumulation Value that You have allocated to the Fixed Account.
Fixed Account Accumulation Value
On the Contract's Effective Date, the Fixed Account Accumulation Value is equal to the portion of the initial Purchase Payment You allocate to the Fixed Account. The Fixed Account Accumulation Value on any succeeding day is equal to the Fixed Account Accumulation Value on the previous day, plus the sum of the values of the following transactions that have occurred since the previous day:
1. any additional Purchase Payments allocated to the Fixed Account;
2. any transfers into the Fixed Account;
3. any Bonus Payments allocated to the Fixed Account after the expiration of the Right to Examine period; and
4. interest accrued on the Fixed Account Accumulation Value;
less the sum of the values of the following transactions that have occurred since the previous day:
1. any transfers out of the Fixed Account;
2. any partial surrenders or Partial Annuitizations allocated to the Fixed Account; and
3. if due subsequent to the previous day, the portion of the annual contract charge for the current Contract Year allocated to the Fixed Account.
BONUS PAYMENTS
We will credit any Bonus Payments to Your Accumulation Value on the later of:

1. the date a Purchase Payment is applied to Your Contract, or

2. upon the expiration of the Right to Examine period as stated in the Contract.

Bonus Payments are calculated by multiplying the Adjusted Purchase Payment by the applicable Bonus Payment Percentage as described below.

The Adjusted Purchase Payment is equal to the Purchase Payment less any withdrawals, including withdrawal charges, that have been made since the immediately preceding Purchase Payment, if any.

If such withdrawals exceed the Purchase Payment:

1. the Adjusted Purchase Payment is zero and no Bonus Payment is credited; and

2. any excess of such withdrawals over the Purchase Payment is added to the sum of the withdrawals in the calculation of the subsequent Adjusted Purchase Payment, if any.

For example, if You make a $1,000 Purchase Payment and You have taken $1,200 in withdrawals since Your immediately preceding Purchase Payment, then Your Adjusted Purchase Payment is $0 and no Bonus Payment will be made in connection with the $1,000 Purchase Payment.  In addition, the $200 by which Your withdrawals exceed Your $1,000 Purchase Payment will be added to the sum of withdrawals when calculating the Adjusted Purchase Payment for a subsequent Purchase Payment.

The Bonus Payment Percentage is based on the amount and timing of the Adjusted Purchase Payment.  For purposes of determining the Bonus Payment Percentage, all Adjusted Purchase Payments in any Contract Year are aggregated.  Adjusted Purchase Payments up to and including $200,000 received within a Contract Year will receive a Bonus Percentage of 4.00% of the Adjusted Purchase Payment.  Adjusted Purchase Payments in excess of $200,000 received within a Contract Year will receive a Bonus Percentage of 5.00% of the Adjusted Purchase Payment. For example, if You make an Adjusted Purchase Payment of $300,000 in Contract Year 1, We will credit the first $200,000 with a Bonus Percentage of 4.00% ($8,000) and We will credit the remaining $100,000 with a Bonus Percentage of 5.00% ($5,000) for a total Bonus Payment of $13,000.

Any Bonus Payments will be allocated among Subaccounts in the same proportion as the applicable Purchase Payment.

Subaccount Accumulation Value
The Subaccount Accumulation Value in each Subaccount at any time is equal to the number of Accumulation Units the Contract has in the Subaccount, multiplied by the Subaccount's Accumulation Unit value.  Amounts You allocate to or transfer into a Subaccount are used to purchase Accumulation Units in the Subaccount. We redeem Accumulation Units when amounts are deducted, transferred, or surrendered from a Subaccount. These purchases and redemptions of Accumulation Units are referred to as "Contract Transactions."  The number of Accumulation Units a Contract has in a Subaccount at any time is equal to the number of Accumulation Units purchased minus the number of Accumulation Units redeemed in the Subaccount up until that time. The number of Accumulation Units purchased or redeemed as a result of a Contract Transaction is equal to the dollar amount of the Contract Transaction divided by the value of the Subaccount's Accumulation Units on the date of the Contract Transaction.
Accumulation Unit values are determined as of the end of each Valuation Date. The Accumulation Unit values that apply to a Contract Transaction made on a Valuation Date are the Unit values as of the end of that day. If We receive Your request or other documentation for a transaction after the end of a Valuation Date, it is processed based on the value of Accumulation Units as of the end of the next Valuation Date.  The value of an Accumulation Unit of a Subaccount on any Valuation Date is equal to the value of the Accumulation Unit on the previous Valuation Date, multiplied by the net investment factor for that Valuation Date. The net investment factor for a Subaccount on any Valuation Date is equal to (a) divided by (b), less (c) where:
(a) is the net asset value per share of the Fund in which the Subaccount invests at the end of the Valuation Date, plus the per share amount of any dividend or capital gain distribution from the Fund since the previous Valuation Date, less the per share amount of any taxes deducted;
(b) is the net asset value per share of the Fund on the previous Valuation Date; and
(c) is the total of the daily mortality and expense risk charges since the previous Valuation Date.
Transfer of Accumulation Value
You may transfer the Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account, by providing Us with written notice of Your request or by calling 1 800-832-7783. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer either to or from the Fixed Account is allowed in any 12-month period. The minimum transfer amount You may request is $100. Each transfer from the Fixed Account is limited to the greatest of:
1. 25% of the Fixed Account Accumulation Value;
2. The amount of the most recent transfer out of the Fixed Account during the prior 15 months; or
3. $1,000.
Transfers to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Accumulation Value to exceed the maximum Fixed Account allocation percentage specified in the Contract.  Transfer requests that do not comply with these limitations will be rejected.
A Transfer of Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically cancels the Automated Subaccount Reallocation Option.  Requests for transfers are processed as of the Valuation Date We receive them in Good Order. We may defer transfers from the Fixed Account for up to six months. If We do so, We will notify You when the transfer will be made, the reason for the delay, and the value of the transfer on the date We received Your request.
Telephone Transfer Option You may make transfers of Accumulation Value as described above, by telephone by calling 1(800) 832-7783.  You will be required to provide certain information for identification purposes when requesting a transaction by telephone, and We may record Your telephone call.  We may also require written confirmation of Your request.
We will not be liable for losses resulting from telephone requests that We believe are genuine.  We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners' telephone transaction privileges.  Telephone privileges may be denied to market timers and frequent or disruptive traders.
We cannot guarantee that telephone transactions will always be available.  For example, there may be interruptions in service beyond Our control such as weather-related emergencies.

Systematic Transfer Option
You may request that a specified dollar amount of Subaccount Accumulation Value be transferred from any one or more Subaccounts (the "originating Subaccounts(s)") to any one or more other Subaccounts (the "receiving Subaccount(s)") at monthly or quarterly intervals, as selected. The first such systematic transfer will occur on the first Valuation Date of the Contract Month or Contract Quarter that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account.
The minimum amount that may be transferred either from or to any one Subaccount is $100. The Systematic Transfer Option will terminate if and when the Subaccount Accumulation Value remaining in all of the originating accounts is depleted.  Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice.
Automated Subaccount Reallocation Option
If You request, We will automatically reallocate the Subaccount Accumulation Values at quarterly intervals according to the most recent Purchase Payment allocation on file with Us. The first such reallocation will occur on the first Valuation Date of the Contract Quarter that next follows the date on which We receive Your request.
Upon reallocation, the amount of Subaccount Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:
(a)  is equal to:
1. the allocation percentage You have specified for the Subaccount; divided by
2. the sum of the allocation percentages for all such Subaccounts; and
(b) is equal to the sum of the Subaccount Accumulation Values in all of the Subaccounts at the time of the reallocation.
Any requested changes in Your Purchase Payment allocation percentages are reflected in the next quarterly reallocation following the change.  The reallocation will only affect the allocation of Subaccount Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value.  Transfers of Subaccount Accumulation Values made under this option are not subject to the minimum transfer amount described above. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count. A transfer of Subaccount Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically cancels the option. You may subsequently re-elect this option by making a request in the manner described above. We may terminate this option or modify Our rules governing this option at Our discretion by giving you 31 days written notice.

Death Benefits Before Commencement of Annuity Payments
If You die before the Maturity Date, We will pay a death benefit to the Beneficiary You have designated. We generally make this payment within seven days of receiving in Good Order (a) a certified death certificate or similar proof of the death of the Annuitant or Contractowner ("Due Proof of Death") and (b) a claimant's statement form that includes payment instructions with the Beneficiary's election to receive payment in either a single sum settlement or an annuity option. We will pay the death benefit: (a) in a single sum and the Contract will terminate, (b) by applying it to one of the annuity options, or (c) as We otherwise permit.
Generally, the amount of the death benefit payable to the Beneficiary, upon the death of the Contractowner who is also the Annuitant, is the greater of (a) the total Purchase Payments reduced proportionally by any partial surrenders or (b) the Accumulation Value on the date We receive Due Proof of Death. We calculate the proportional reduction in your total Purchase Payments in two steps. First, We calculate the percentage that any surrender represents of Your Accumulation Value. Then We reduce Your Accumulation Value and Purchase Payments by that percentage.
If the Contractowner is not also the Annuitant, the amount of the death benefit will be equal to the Accumulation Value. We also will pay a death benefit in an amount equal to the Accumulation Value upon the death of the first Joint Contractowner (if any) to die, even if that deceased Joint Contractowner also is the Annuitant. We determine the Accumulation Value for the death benefit as of the next computed value of the Accumulation Value following Our receipt at Our Administrative Office of Due Proof of Death in Good Order. The decision on how We pay the death benefit is at the Contractowner's election before the Annuitant's death and the Beneficiary's election after the Annuitant's death.

The following example demonstrates how the death benefit, payable on the death of the Contractowner who is also the Annuitant, is determined for a Contract in the Accumulation Phase.
Effective Date	Your Initial Purchase Payment and Death Benefit is:	$100,000
Bonus Payment	4.00% Bonus	$4,000
End of First Contract Year	Assume Your Accumulation Value grows to:	$107,120
	Your Death Benefit is the greater of your Purchase Payment ($100,000) or Your Accumulation Value and is equal to:	$107,120
Seventh Contract Anniversary	Assume Your Accumulation Value grows to:	$141,500
	Your Death Benefit is the greater of your Purchase Payment ($100,000) or Your Accumulation Value and is equal to:	$141,500
	Assume Your Accumulation Value declines to:	$88,650
	You then decide to partially surrender:	$25,000
	The proportion Your partial surrender represents of the Accumulation Value is the partial surrender amount ($25,000) divided by the Accumulation Value ($88,650). Therefore, Your Accumulation Value and Purchase Payment(s) are both reduced by 28.20%.	28.20%
	Thus, after the surrender: Your Accumulation Value is:	$63,650
	Your Purchase Payment(s) is:	$71,800
	Your Death Benefit is the greater of Your Purchase Payment ($71,800) or Your Accumulation Value ($63,650) and is equal to:	$71,800
End of Eleventh Contract Year	Assume Your Accumulation Value declines to:	$57,600
	Your Death Benefit is the greater of Your Purchase Payment ($71,800) or Your Accumulation Value ($57,600) and is equal to:	$71,800

This example assumes that a partial surrender is taken during the tenth Contract year, but does not account for any tax consequences.

Special Requirements for Payment of Death Benefit
If the Contractowner dies before We have distributed the entire interest in the Contract, We must distribute the value of the Contract to the Beneficiary as provided below. Otherwise, the Contract will not qualify as an annuity under Section 72 of the Internal Revenue Code.
Generally, if the Contractowner dies before the Maturity Date, the death benefit may be taken immediately, after which the Contract will terminate, or the Beneficiary may become the Contractowner and the Contract will continue, subject to the following conditions:
■  If the Beneficiary elects to continue the Contract and is not the deceased Contractowner's spouse, he or she may not make additional Purchase Payments, and the entire interest in the Contract must be distributed to the Beneficiary (a) within five years, or (b) beginning within one year of death, under an annuity option that provides that we will make annuity payments over a period not longer than the life or life expectancy of the Beneficiary.
■  If the Beneficiary is the deceased Contractowner's spouse, he or she may continue the Contract and name a new Beneficiary, subject to additional conditions in the Contract.
■  If the Beneficiary wishes to take the death benefit as an annuity payout, then the Beneficiary must make such election, and payments must begin within 60 days of the Contractowner's death. This is necessary to receive federal tax treatment as annuity payments, rather than the death benefit being treated for federal tax purposes as a lump sum distribution in the year of the death.
Partial and Full Surrenders During the Accumulation Phase
You may make a partial or full surrender of Your Contract during the Accumulation Phase, provided that any partial surrenders must be for at least $500. You will be entitled to receive the Accumulation Value less any surrender charge or, in the case of a partial surrender, the portion surrendered, less any surrender charge.  Your request is effective on the date it is received in writing on Our form in Good Order at Our Administrative Office. Your Accumulation Value less the requested amount will be determined based on the next computed value of Accumulation Units.
We may defer payment of amounts surrendered from a Subaccount for no more than seven days, except that We may defer payment of amounts surrendered for any period during which:
■  the NYSE is closed for trading or trading is restricted on the NYSE;
■  an emergency exists as a result of which disposal of securities held in Separate Account D is not reasonably practicable or it is not reasonably practicable to determine the value of Separate Account D's net assets; or
■  the SEC by order permits us to defer payments for the protection of Contractowners.
In addition, We may defer for up to six months the payment of any full or partial surrender of amounts allocated to the Fixed Account. If We postpone the payment of any full or partial surrender for more than ten days, We will pay You interest on the amounts surrendered, as specified in the Contract. In the case of a partial surrender, unless You direct Us otherwise, the amount You request will be deducted from Your Subaccounts and/or the Fixed Account in the same proportion as the Subaccount Accumulation Value in each Subaccount and/or the Fixed Account Accumulation Value bears to the Accumulation Value. Your Accumulation Value must be at least $5,000 after any partial surrender.

THE PAYOUT PHASE
The Maturity Date
Annuity payments begin on the Maturity Date You select when You buy the Contract. You may advance or defer the Maturity Date by notifying Us in writing at least 30 days before the previously specified Maturity Date. However, the Maturity Date may not be within the first five Contract Years or after the date on which the Annuitant attains age 90. If no Maturity Date is chosen, We will commence annuity payments on the first of the calendar month after the Annuitant attains age 90.
The Amounts of Your Annuity Payments
Seven days before the Maturity Date (the "Initial Determination Date"), any premium taxes not yet deducted will be deducted from the Accumulation Value to determine the "Net Accumulation Value." Depending on Your election, this value will then be applied to determine either the initial Variable Annuity Payment and/or the initial Fixed Annuity Payment as described further below. You can make or change this election in writing to Us at Our Administrative Office at any time prior to the Initial Determination Date. In the absence of Your election, We will make monthly annuity payments on a fixed basis, beginning on the Maturity Date under Annuity Option 3 with Payments Guaranteed for 10 Years.
After the Maturity Date, We allow no surrenders or changes among annuity payment options.  In the case of a variable basis payment option, however, You retain the right to change Your Subaccount allocations subject to the limits described below under "THE CONTRACT IN DETAIL: THE PAYOUT PHASE – Transfer of Annuity Value."  If the Net Accumulation Value applied on the Maturity Date is less than that required to purchase a minimum initial annuity payment of $20, the entire Net Accumulation Value will be paid in a lump sum.
The material factors that determine the level of Your annuity benefits are:
■	Your Accumulation Value as of the Initial Determination Date;

■	the annuity payment option You select;

■	the frequency and duration of annuity payments;

■	the sex and adjusted age (as defined in the Contract) of the Annuitant and any Joint Annuitant at the Maturity Date; and

■	in the case of a Variable Annuity Payment, the investment performance of the Subaccounts You select and the Assumed Investment Return ("AIR") that You select.

Variable Annuity Payments
Variable Annuity Payments vary as to dollar amount through the Payout Phase based on the investment results of the Subaccounts You select and the AIR that You choose.  The effective annual AIR chosen can be 0%, 3% or 5%, if allowed by applicable law or regulation.  The first Variable Annuity Payment is based on the AIR. Subsequent Variable Annuity Payments fluctuate based on the investment performance of the Subaccounts You have chosen as compared to the AIR. As a result, if the actual net investment return of the Subaccounts equals the AIR, the Variable Annuity Payments will be level. If the actual net investment return of the Subaccounts is greater than the AIR, subsequent Variable Annuity Payments will be higher than the initial payment. If it is less than the AIR, subsequent Variable Annuity Payments will be lower.
Once an AIR is chosen, it cannot be changed. If no AIR is chosen, 3% will be used as the AIR. In general, if You select a higher AIR the initial Variable Annuity Payment will be larger than if a lower AIR had been selected, but any increases in the

Variable Annuity Payment will be smaller and less frequent, and any decreases in the Variable Annuity Payment will be larger and more frequent.  On the Initial Determination Date, We apply the portion of the Net Accumulation Value You have designated to purchase Variable Annuity Payments to the proper Variable Annuity Payment Option Table shown in the Contract (or more favorable rates if We offer them) to determine the amount of the initial Variable Annuity Payment. Subsequent Variable Annuity Payments are determined based on the value of the Annuity Units We credit to each of the Subaccounts You have selected, as described below.
We determine the amount of Annuity Units of each Subaccount to purchase by using the most recent Subaccount allocation instructions and dividing the amount of the initial Variable Annuity Payment that is allocated to each Subaccount by that Subaccount's Annuity Unit value on the Initial Determination Date. Each Variable Annuity Payment after the first is determined by multiplying the Annuity Unit value for each Subaccount on the date seven days prior to the date on which the payment is due by the number of Annuity Units in that Subaccount. The resulting payment may be less than or greater than the preceding Variable Annuity Payment.
Annuity Unit Value
The value of an Annuity Unit for any Subaccount is initially set at $10.00. The value for any subsequent Valuation Period is obtained by first multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor (as defined in "THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Subaccount Accumulation Value") for the current Valuation Period and then dividing the result by the "assumed net investment factor" for the current Valuation Period.  The "assumed net investment factor" is equal to one plus the AIR calculated for the number of days in the current Valuation Period.
Transfer of Annuity Value
Twice each year, after a Variable Annuity Payment option has commenced,  You may transfer all or a portion of the value in a Subaccount to any other Subaccount ("the receiving Subaccount"), which We will use to purchase Annuity Units in the receiving Subaccount.
The value in a Subaccount is equal to the value of Annuity Units in the Subaccount multiplied by the number of Annuity Units this Contract owns in the Subaccount. The number of Annuity Units credited to the receiving Subaccount will be equal to the dollar amount of the value that is being transferred as of the transfer date divided by the value of an Annuity Unit on that same date in the receiving Subaccount.  Your request for transfer may be made in writing, received in Our offices in Good Order or by telephone.  We will not accept a request for transfer of annuity value by facsimile or email.  We must receive Your request at least 15 days before the due date of the annuity payment to which the transfer will apply.
Fixed Annuity Payments
Fixed Annuity Payments are a constant dollar amount throughout the Payout Phase. On the Initial Determination Date, the portion of the Net Accumulation Value You have designated to purchase Fixed Annuity Payments will be applied to the proper Fixed Annuity Payout Option Table shown in the Contract (or more favorable rates if We offer them) to determine the amount of the initial Fixed Annuity Payment.
Partial Annuitization of Accumulation Value
You may apply a portion of the Accumulation Value to an Annuity Payment Option prior to the Maturity Date by providing Us with notice, in Good Order at Our Administrative Office.  This is called a "Partial Annuitization".  That portion of the

Accumulation Value will be applied to an Annuity Payment Option as of the Valuation Date We receive the notice.  The options available are listed in the Annuity Payment Options section of this Contract.
A Partial Annuitization reduces the Accumulation Value of the Contract by the percentage the amount annuitized was to the Total Accumulation Value on the Partial Annuitization Date.  Unless You instruct Us otherwise, We will withdraw the funds for the Partial Annuitization from the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value in each Subaccount and/or the Fixed Account bears to the Total Accumulation Value.
Any Partial Annuitization must conform to the Minimum Annuity Payment Amount indicated in the Contract.  Any Partial Annuitization request that would reduce the Accumulation Value to less than the Minimum Accumulation Value will be treated as a request for Full Annuitization.
Seven days before the Partial Annuitization Date, any premium taxes not yet deducted will be deducted from the Accumulation Value to determine the Net Accumulation Value.  The portion of this value attributable to the Partial Annuitization will then be applied to determine either the initial Variable Annuity Payment and/or the Fixed Annuity Payment.
All Annuity Payment Options described below are available for Partial Annuitizations.

Limitations on Partial Annuitizations:

1. The Annuitant must also be the Owner of the Contract.
2. No more than one (1) Partial Annuitization is permitted each Contract Year.
3. The maximum number of Partial Annuitizations permitted over the life of the Contract is five (5).

Annuity Payment Options
The Contract provides for the annuity options described below. The Annuity Payment Options available on a variable basis are Options 1, 2a and 3.  All Annuity Payment Options shown are available on a fixed basis.  Payments can be received on a monthly, quarterly, semi-annual or annual basis.
Option 1–Single Life Annuity.  (Available on either a variable or a fixed basis or both). An annuity payable monthly during the Annuitant's lifetime, ceasing with the last payment due before the Annuitant's death.  If You elect this option, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.
Option 2a–Joint and Survivor Life Annuity.  (Available on either a variable or a fixed basis or both).  An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due before the death of the survivor.
Option 2b–Joint and Two-Thirds to Survivor Life Annuity.  (Available on a fixed basis only). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due before the death of the survivor.
Option 2c–Joint and One-Half to Survivor Life Annuity.  (Available on a fixed basis only). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

Under annuity options 2a, 2b and 2c, annuity payments terminate automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.
Option 3–Life Annuity with Payments Guaranteed for 10 or 20 Years.  (Available on either a variable or a fixed basis or both).  An annuity payable during the lifetime of the Annuitant, with the guarantee that if, at his or her death, payments have been made for less than 10 or 20 years, as elected, We will continue to pay to the Beneficiary any guaranteed payments during the remainder of the selected period and, if the Beneficiary dies after the Annuitant, We will pay the Beneficiary's estate the remaining guaranteed payments.
Option 4–Refund Life Annuity.  (Available on a fixed basis only). An annuity payable during the lifetime of the Annuitant, with the guarantee that if, at his or her death, the cumulative payments made have been less than the Net Accumulation Value applied on the Initial Determination Date, payments will be continued until the total of all payments made equal such Accumulation Value.
Death after Commencement of Annuity Payments
If the death of any Contractowner, any Annuitant, or any Payee occurs on or after the Maturity Date but before all proceeds payable under the Contract have been distributed, We will distribute the entire interest in the Contract at least as rapidly as under the annuity option in effect on the date of death.
Death of Contractowner
If any Contractowner who is not the Annuitant dies and there is no surviving Contractowner, the Beneficiary will become the Contractowner. If there is a surviving Contractowner, the surviving Contractowner will retain ownership of the Contract. The remaining annuity payments, if any, will continue to be paid to the Payee. If the Payee is the deceased Contractowner, any remaining annuity payments will be made to the surviving Contractowner, if any, or to the Beneficiary.
Death of Annuitant
If the Annuitant dies and there is a surviving Annuitant, the remaining annuity payments, if any, will continue to be paid to the Payee. If the Payee is the deceased Annuitant, annuity payments will be made to any surviving Annuitant. If the deceased Annuitant is also the Contractowner, and there is no surviving Contractowner, the surviving Annuitant will assume all rights of ownership under the Contract. If the Annuitant dies and there is no surviving Annuitant, the Beneficiary will assume all rights to ownership, and the previously designated Contractowner will no longer have any rights under the Contract.  Any remaining annuity payments will be paid to the Beneficiary.
YOUR RIGHT TO EXAMINE THE CONTRACT
You may examine the Contract and elect to cancel it (a) within ten days from the date Your Contract is delivered to You (or thirty days if a replacement contract) or (b) longer as applicable state law requires. We will cancel the Contract after We receive from You at Our Administrative Office in Good Order (a) the Contract and (b) a written request for cancellation. We will pay You at least an amount equal to the sum of the Purchase Payments plus any premium taxes that You were charged, subject to state law.

FINANCIAL INFORMATION
CALCULATING VALUES
To calculate the Accumulation Unit or Annuity Unit values, We must first determine the current value of the units in each Subaccount. We do this for each day the values are calculated by determining the change in investment performance (including Fund-related charges and any dividends and distributions made by the Fund) from the last Valuation Date for each of the Funds. Then, daily charges are applied to Separate Account D for each day since the last Valuation Date. Finally, We multiply the previous unit value by this result.
CONTRACT EXPENSES
Surrender Charges
We assess a surrender charge when You surrender the Contract, in full or in part, except as described below.  The surrender charge is equal to a maximum of 8% of Purchase Payments surrendered, and decreases as shown in the following table:

Number of Years from Receipt of Purchase Payment to Date of Surrender	Percentage
1 year or less	8.00%
1 year	8.00%
2 years	8.00%
3 years	8.00%
4 years	7.00%
5 years	6.00%
6 years	5.00%
7 years	3.00%
8 years	1.00%
9 years or more	0.00%
The length of time from when We receive a Purchase Payment to the time of full or partial surrender of that Purchase Payment determines the percentage of the surrender charge. For purposes of computing the surrender charge, amounts surrendered will be taken from Your Contract first from any amounts then available as a Free Surrender (as described below), then from Purchase Payments in the order they were made (i.e., first-in, first-out), and finally from any other remaining Accumulation Value. Bonus amounts are not treated as Purchase Payments for purposes of computing surrender charges.
For purposes of the Surrender Charge calculation after a Partial Annuitization, each Purchase Payment is reduced proportionately by the percentage the amount annuitized was to the Accumulation Value on the Partial Annuitization Date.
Each Contract Year after the first Contract Year, You may, without paying a surrender charge, surrender a maximum of 10% of Purchase Payments not previously surrendered as of the beginning of that Contract Year ("Free Surrenders").  This privilege is not cumulative, which means that any Free Surrenders not taken during a given Contract Year may not be taken as a Free Surrender in a later Contract Year. In addition, We do not impose a surrender charge if the Accumulation Value is applied to an annuity option or on the payment of any death benefit.
Mortality and Expense Risk Charge
We impose a mortality and expense risk charge. The mortality risk that We assume arises from Our obligation to continue to make annuity payments to each Annuitant (assuming for purposes of this discussion only that the Annuitant is also the Payee) regardless of (a) how long that person lives and (b) how long all annuitants as a group live. We also assume a risk associated with the guaranteed death benefit that We would pay in the event of death during the Accumulation Phase. In addition, We assume the risk that the annual Contract charge (discussed below) may not be adequate to cover Our administrative expenses.  In consideration for assuming these mortality and expense risks, We deduct an amount equal on an annual basis to 1.40% of the daily Accumulation Unit value of the Subaccounts.
We guarantee that We will not increase the mortality and expense risk charge after a Contract is issued. If the charge is insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on Us. Conversely, if the deductions prove more than sufficient, the excess will be a profit to Us. We can use any profits resulting to Us for any business purpose, including the payment of expenses of distributing the Contract.
OTHER CHARGES
Annual Contract Charge
We currently deduct a $35.00 annual Contract charge from the Accumulation Value on (a) the last Valuation Date of each Contract Year or (b) the date of surrender of the Contract, if earlier. These deductions are made during the Accumulation Phase only.  The amount of this charge is guaranteed for the first 10 Contract Years, after which it may increase to no more than $50.00. We make the charge against the Accumulation Value by proportionally reducing the number of Accumulation Units held in each of Your Subaccounts. We will not assess this charge in any state that does not permit it.
Premium Tax Charge
Some states and municipalities assess premium taxes at the time You make Purchase Payments, surrender, or begin receiving annuity payments.
We currently pay any premium taxes that are assessed. However, We reserve the right to deduct such premium taxes in accordance with the terms of Your Contract. These taxes currently range up to 3.5% of Purchase Payments received by Us.
Fund Expenses
The Funds also take deductions from, and pay expenses out of, their own assets.  Further information about these charges is available in the attached prospectus for the Life Series Funds.
FEDERAL TAX INFORMATION
This section provides a general summary of the federal tax law as it pertains to the Contract. We believe that the Contract will qualify as a tax-deferred annuity contract for federal income tax purposes, and the following summary assumes so. We do not discuss state or local taxes herein, except as noted. The law described herein could change, possibly retroactively. We have the right to modify the Contract in response to changes in the law that affect the favorable tax treatment for annuity owners. We do not offer this summary as tax advice, for which You should consult a qualified tax adviser.
Taxation of a Contract will depend, in part, on whether the Contract is purchased as part of a qualified retirement plan or a traditional or Roth IRA. The following discussion does not apply to a Contract that has been purchased as part of a qualified retirement plan or IRA (a "qualified Contract"). If a qualified Contract is purchased, the tax treatment of Purchase Payments, annuity payments, surrenders and death benefits will be governed by the tax law applicable to qualified retirement plans and IRAs. However, generally, deductible or "before-tax" Purchase Payments for qualified Contracts will be taxed when distributed from the Contract; the Contract is not forfeitable; and Contract ownership may not be transferred.  Purchase Payments for a Contract purchased outside of a qualified retirement plan or IRA (a "non-qualified Contract") are on an "after-tax"

basis, so You only pay federal income tax on Your net earnings and net realized gains under the contract. Generally, these earnings and gains are taxed when You receive distributions thereof under the Contract. The IRS has not reviewed the Contract for qualification as an appropriate investment for a qualified retirement plan or IRA.
When a non-natural person owns a non-qualified Contract, the Contract generally will not be treated as an annuity for federal tax purposes and thus will not enjoy the benefit of tax deferral. However, a Contract owned by a non-natural person as an agent for an individual will be treated as an annuity for those purposes.  This summary assumes that the Contractowner is a natural person who is a U.S. citizen or U.S. resident. The federal tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different.
Purchase Payments
Your Purchase Payments are not deductible from Your gross income for federal income tax purposes.
Increases in Accumulation Value
Generally, You pay no federal income tax on increases in Your Contract's Accumulation Value until there is a distribution from the Contract. A distribution occurs when there is a partial or full surrender or annuity payments begin.
Annuity Payments
Once annuity payments begin, You generally will be taxed for federal income tax purposes only on the net investment income and gains You have earned (as ordinary income) and not on the amount of Your Purchase Payments. As a result, a portion of each payment will be taxable as ordinary income. The remaining portion will be a nontaxable recovery of Your Investment in the Contract. Generally, Your Investment in the Contract equals the Purchase Payments You made, less any amounts You previously surrendered that were not taxable.
For Fixed Annuity Payments, the tax-free portion of each payment is determined by:
■  dividing Your Investment in the Contract by the total amount You expect to receive out of the Contract, and
■  multiplying the result by the amount of the payment.
For Variable Annuity Payments, the tax-free portion of each payment is (a) Your Investment in the Contract divided by (b) the number of expected payments.
The remaining portion of each payment, and all of the payments You receive after You recover Your Investment in the Contract, are fully taxable. If payments under a life annuity stop because the Annuitant dies, there is a federal income tax deduction for any unrecovered Investment in the Contract.
Surrenders
Before annuity payments begin, surrenders are taxed for federal income tax purposes as follows:
■  a partial or total surrender is taxed in the year of receipt to the extent that the Contract's Accumulation Value exceeds the Investment in the Contract (that is, on an "income first" basis); and
■  a federal tax penalty equal to 10% of the taxable distribution applies to distributions before the taxpayer reaches age 59 ½ subject to certain exceptions.
The 10% federal tax penalty is generally not imposed on surrenders that are:
■  made on or after the death of a Contractowner;
■  attributable to the taxpayer's becoming disabled; or
■  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her designated beneficiary. If You receive systematic payments that You intend to qualify for the substantially equal periodic payment exception, changes (other than by reason of death or disability) to Your systematic payments before You reach age 59 ½  or within five years (after You reach that age) after beginning Your systematic payments will result in the retroactive imposition of the 10% federal tax penalty with interest. Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above.
If the Contract was purchased as an investment for profit, subject to certain rules, You may deduct any loss upon surrender of the Contract as an ordinary loss.  For purposes of surrenders, the Internal Revenue Code treats all Contracts that We issue to You in the same calendar year as a single Contract.
Death Benefits
Unlike the death benefit on a life insurance policy, the death benefit paid on an annuity contract does not pass to the Beneficiary free of federal income tax. Generally, a death benefit is included in the recipient's income as follows:
■  if distributed in a lump sum, it is taxed in the same manner as a surrender of the Contract;
■  if distributed under an annuity payout option, it is taxed in the same manner as annuity payments.
The death benefit paid to a Beneficiary on a Contract is ordinary income to the Beneficiary to the extent it exceeds the Contractowner's Investment in the Contract. The Beneficiary must pay federal income tax on this amount at the Beneficiary's tax rate. Moreover, the amount of the death benefit may also be included in the Contractowner's federal gross estate unless the Beneficiary is the spouse. If the Beneficiary is not the spouse, the Beneficiary may be eligible for a special income tax deduction for a portion of the federal estate tax attributable to the death benefit.
Transfers, Assignments and Contract Exchanges
Transferring or assigning ownership of a Contract, changing the Maturity Date or exchanging a Contract (unless the exchange qualifies as a tax-free exchange under Section 1035 of the Internal Revenue Code) may result in certain tax consequences, such as liability for income and gift taxes, not explained in this prospectus. Please consult Your tax adviser regarding these consequences.
Tax Withholding and Reporting
The Internal Revenue Code generally requires Us to withhold income tax from any Contract distribution, including a partial surrender or total surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is "periodic" or "non-periodic."
For periodic payments (e.g., annuity payments), We withhold from the taxable portion of each payment as if it were a payment of wages, based on a payroll withholding schedule that assumes a married recipient claiming three withholding exemptions. If You want Us to withhold on a different basis, You must file an appropriate withholding certificate with Us. For nonperiodic payments (e.g., distributions such as partial surrenders), We generally withhold 10% of the taxable portion of each payment.
You may elect not to have the withholding rules apply. For periodic payments, Your election is effective for the calendar year for which You file it with Us and for each subsequent year until You amend or revoke it. For non-periodic payments, an election is effective when You file it with Us, but only for the payment to which it is applicable. We have to notify Your annuity payment recipients of Your right to elect not to have taxes withheld. The Internal Revenue Code generally requires Us to report all payments to the IRS.
Other Tax Issues
We are taxed as a "life insurance company" under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account D. Based upon this expectation, no charge is currently assessed against Separate Account D for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account D. We may incur state and local taxes (in addition to premium taxes) attributable to Separate Account D in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account D. We may assess Separate Account D for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account D in the future, they could reduce the net investment performances of the Subaccounts.
In order for the Contract to be treated as an annuity contract for federal income tax purposes, the investments of each Subaccount to which Purchase Payments under the Contract are allocated must be "adequately diversified" in accordance with the Internal Revenue Code and Treasury Department regulations. The investment adviser of the Life Series Funds monitors their investment portfolios to ensure that the diversification requirements are met, because, for purposes thereof, a Fund's assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount in which You invested failed to satisfy these requirements, You would be currently taxed on the net earnings and gains of the Subaccount unless Your Contract was held in a qualified plan or an IRA. The tax would apply from the first quarter of the failure, until We corrected the failure in conformity with a Treasury Department procedure. This is a risk that is common to all variable annuity contracts.
Each of the Life Series Funds that is available under the Contract sells its shares not only to Separate Account D but also to other separate accounts that fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners that invest in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Contractowner's control of the investments of Separate Account D could cause the Contractowner, rather than Us, to be treated as the owner of the assets in Separate Account D for federal tax purposes, which would result in the current taxation of the net income and gains on those assets to the Contractowner. Based upon existing IRS guidance, We do not believe that the ownership rights of a Contractowner under the Contract would result in the Contractowner's being treated as the owner of the assets of the Contract. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Contract as necessary to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Contract.

OTHER INFORMATION
VOTING RIGHTS
Because the Life Series Funds are not required to have annual shareholder meetings, Contractowners generally will not have an occasion to vote on matters that pertain to the Life Series Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund's shareholders in accordance with the 1940 Act.
If a Fund holds a meeting at which shareholders are entitled to vote, Contractowners would have an opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Contract invests. We would vote the shares of any Fund held in a corresponding Subaccount or directly at any Fund shareholders meeting as follows:
■  shares attributable to Contractowners for which We received instructions would be voted in accordance with the instructions;
■  shares attributable to Contractowners for which We did not receive instructions would be voted in the same proportion that We voted shares held in the Subaccount for which We received instructions; and
■  shares not attributable to Contractowners would be voted in the same proportion that We voted shares held in the Subaccount attributable to Contractowners for which We received instructions.
We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Contractowners and for which We receive instructions. However, We will vote Our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that We held through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.  We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner as follows:
■  in the Accumulation Phase, We divide the Subaccount's Accumulation Value by the net asset value of one Fund share, and
■  in the annuity income period, We divide the reserve held in the Subaccount for the Variable Annuity Payments under the Contract by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates.
We will determine the number of votes that a Contractowner has the right to cast as of the record date established by the Life Series Funds.  We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting information and other materials relating to the Fund to each Contractowner having a voting interest in a Subaccount.  The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. Specifically, We reserve the right to vote shares of any Fund in Our own right, to the extent the law permits.
PROCESSING TRANSACTIONS
Generally, Your transaction requests will be processed as of the Valuation Date on which We receive them, if We receive them in Good Order before the closing of business (generally 4:00 P.M. Eastern Time). Otherwise, they will be processed as of Our next Valuation Date. To meet Our requirements for processing transactions, We may require that You use Our forms.
RESERVATION OF RIGHTS
We also reserve the right to make certain changes to the Contract, Separate Account D or the Funds if We believe they would (a) best serve the interests of the Contractowners and Payees or (b) be appropriate in carrying out the purposes of the Contract. We will make a change only as the law permits. When required, We will (a) obtain the necessary Contractowner or regulatory approval for any change and (b) notify Contractowners before making a change.
For example, We may:
■  operate Separate Account D in any form permitted by law;
■  add, delete, combine, or modify Subaccounts of Separate Account D;
■  add, delete, or substitute for the Fund shares held in any Subaccount the shares of any investment company or series thereof, or any investment permitted by law;
■  amend or obtain and continue any exemptions under the Contract if required to comply with the Internal Revenue Code or any other applicable federal or state law; or
■  make any necessary technical changes in the Contract in order to conform with any of the above actions.
STATE VARIATIONS
Where required by state law, there may be variations in the Contract covered by a special form of the Contract for Your State. As a result, Your Contract may differ from this prospectus. Your actual Contract, with any endorsements, amendments and riders, is the controlling document. We have the right to change the Contract to meet applicable state laws or regulations.
We offer the Contract in most states. Check with Your registered representative for availability in Your state. The Contract is offered continuously. Although We do not anticipate discontinuing the offer of the Contract, We reserve the right to do so at any time.
DISTRIBUTION OF THE CONTRACT
The Contract is distributed through Foresters Financial Services, Inc. ("FFS"), which is one of Our affiliates.  FFS is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority ("FINRA").  FFS's executive offices are located at 40 Wall Street, New York, NY 10005.
The Contract is offered to the public through registered representatives of FFS and through other broker-dealers ("Selling Firms") that are licensed under the federal securities laws and applicable state insurance laws and that have entered into written selling agreements with FFS as the underwriter.  These Selling Firms may be affiliated with Us.  We pay FFS a commission of 5.868 % of the Purchase Payments made under the Contract.  FFS pays commissions to the Selling Firms for their sales of the Contract according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement.  A representative of a Selling Firm who sells You the Policy typically receives a percentage of the compensation FFS pays to his or her Selling Firm, depending on the agreement between the Selling Firm and its representative, and the Selling Firm's compensation program.  Ask Your representative for further information about the compensation Your representative, and the Selling Firm that employs Your representative, may receive in connection with Your purchase of a Policy. We reserve the right to sell the Contracts directly or to enter into selling agreements with other qualified affiliated or unaffiliated registered broker-dealers.
In addition, in an effort to promote the sale of Our products, We and FFS may enter into compensation arrangements with certain broker-dealer firms, some of which may be affiliated with Us with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, administrative services and/or other services they provide to Us or Our affiliates.  These services may include, but are not limited to: educating customers on Our product features; conducting due diligence and analysis; providing office access, operations and systems support; and holding seminars intended to educate registered representatives and make them more knowledgeable about Our products.  We and FFS also may compensate third-party vendors for services that such vendors render to broker-dealer firms.  To the extent permitted by the FINRA rules and other applicable laws and regulations, We and FFS may pay or allow other promotional incentives or payments in the forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events).  These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.  In addition, Our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by Us.
REPORTS
Our variable annuities are offered through broker-dealers that are registered with the SEC and are members of FINRA.  At least twice each year, We will send a report to You that contains financial information about the Funds as required by applicable law.  In addition, transaction confirmations are sent by Us on behalf of the broker-dealers through which variable annuity transactions are processed and, at least once each year, We will send a statement that gives You financial information about Your Contract.
If several members of the same household each own a Contract, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.
FINANCIAL STATEMENTS
The Financial Statements of FLIAC and for Separate Account D are in the SAI.

SEC file numbers:
Separate Account D: 333-186359/811-08205

To:	Foresters Life Insurance and Annuity Company Raritan Plaza 1 Edison, New Jersey 08837

Request for Statement of Additional Information

I would like to receive a current copy of the following: (check all appropriate boxes below)

☐ The Statement of Additional Information for First Investors Life Variable Annuity Fund D (Separate Account D).

☐ The Statement of Additional Information for First Investors Life Series Funds.

From:
(name)
Contract number:

Address:

Phone number:

☐ Check if this is a change of address.

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FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D
INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OFFERED BY
FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Statement of Additional Information dated May 1, 2016

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for the First Choice Bonus Annuity contract funded by First Investors Life Variable Annuity Fund D (“Separate Account D” or the “Separate Account”), which may be obtained at no cost by writing to Foresters Life Insurance and Annuity Company, Raritan Plaza 1, Edison, New Jersey 08837, or by telephoning (800) 832-7783 or by visiting our website at www.forestersfinancial.com. Separate Account D currently funds an individual flexible premium variable deferred annuity contract with bonus payments called “First Choice Bonus Annuity” with prospectus dated May 1, 2016.

Unless otherwise noted, the terms in this SAI have the same meaning as in the prospectuses.

1

GENERAL DESCRIPTION

Foresters Life Insurance and Annuity Company. Foresters Life Insurance and Annuity Company, 40 Wall Street, New York, New York 10005 (“FLIAC”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities. Foresters Financial Holding Company, Inc. (“FFHC”), a holding company, owns all of the voting common stock of Foresters Investment Management Company, Inc. (“FIMCO” or “Adviser”) and all of the outstanding stock of FLIAC, Foresters Financial Services, Inc. (“FFS” or “Underwriter”) and Foresters Investor Services, Inc. (“FIS”), the transfer agent for First Investors Life Series Funds (“Life Series Funds”). The Independent Order of Foresters (“Foresters”) controls FFHC and, therefore, the Adviser and FLIAC. Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.

The following chart provides information about the Officers and Directors of FLIAC.

Name	FLIAC Office	Principal Occupation for Last Five Years
Carol Lerner Brown	Secretary
Assistant Secretary FFS since 1989; Secretary FLIAC and FIMCO since 1989; Secretary FFHC 1989-2011, Assistant Secretary FFHC since 2011; Secretary FIS since 1989; and Secretary Foresters Advisory Services, LLC since 2012.

Craig D. Cloyed	Director	Director FLIAC and FFHC since 2012; President and Director Calvert Investment Distributors, Inc. from 1998 to March 2012.
William H. Drinkwater	Senior Vice President and Chief Actuary	Senior Vice President and Chief Actuary FLIAC since 2003.
Lawrence M. Falcon	Senior Vice President and Comptroller	Senior Vice President and Comptroller FLIAC since 1990.
Francis X. Gannon	Chief Financial Officer and Treasurer
Chief Financial Officer and Treasurer FLIAC, FFS, FIS and FFHC since 2013; Chief Financial Officer FIMCO since 2013; Chief Financial Officer Foresters Advisory Services, LLC since 2013; Principal FX Capital LLC 2009-2013; Corporate Comptroller AlliedBarton 2010-2011; and Director Jefferson Wells International 2008-2009.

Anthony M. Garcia	Director
President and Chief Executive Officer Foresters since 2014; Director Forester Life Limited since 2014; Director Forester Holdings (Europe) Limited since 2014; Director Forester Fund Management Limited since 2014; Chairman and Director FFHC since 2014; Director FLIAC since 2014; President Western & Southern Agency Group 2012-2014; and President and Chief Executive Officer TIAA-CREF Life Insurance Company 2009-2012.

Steven Guterman	Director	Director FLIAC and FFHC since 2012; Chief Executive Officer InstantLabs Medical Diagnostics Corp. since 2010.
Jason Helbraun	Assistant Vice President	Assistant Vice President FLIAC since 2006.
Martha E. Marcon	Director	Director Foresters Life Insurance Company since 2013;
2

Director FLIAC and FFHC since 2011; Director Foresters since 2009; Director Mercury General Corp. 2008-present; and Director NIA Group 2006-present.
Loretta McCarthy	Director	Director FLIAC and FFHC since 2012; Managing Director Golden Seeds, LLC since 2005.
Glen Mueller	Vice President and Chief Underwriter	Vice President and Chief Underwriter FLIAC since 2005.
Cheryl Neal	Director and Chairman
President and Executive Vice President The Independent Order of Foresters North America Life and Annuity Division since May 2015; Executive Vice President and Chief Operating Officer Liberty Mutual Benefits 2014-2015; Executive Vice President Liberty Mutual Group; President and Chief Operating Officer Liberty Life Assurance   Company   of   Boston   2008-2014; Group Director HSBC Bank Insurance Services Division, Marketing Strategy and Direct Business 2002-2008; Director HSBC Bank Product Development & Marketing Strategy, Retail Services Private Label Credit Cards 2001-2002;  and  Director  HSBC  Bank,  Preapproved Acquisitions, HFC/Beneficial Consumer Finance 1998-2001.

David Schimmel	Vice President	Vice President since 2011 and Assistant Vice President 2006-2011 of FLIAC.
John Shey	Assistant Vice President	Assistant Vice President FLIAC since 2006.
Carol E. Springsteen	President and Director	President and Director FLIAC since 2003; and Member of Board of Managers, Foresters Advisory Services, LLC since 2012.

Separate Account Assets. Separate Account D was established on April 8, 1997 under the provisions of the New York Insurance Law.  Separate Account D’s assets are segregated from the assets of FLIAC, and that portion of Separate Account D’s assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of FLIAC. Separate Account D is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of the Separate Account.
3

SERVICES

Custodian.  FLIAC, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account D. We maintain the records and accounts for Separate Account D.

Independent Registered Public Accounting Firm. KPMG LLP, 345 Park Avenue, New York, NY 10154, is the independent registered public accounting firm for Separate Account D and FLIAC.

Underwriter. FLIAC and Separate Account D have entered into an Underwriting Agreement with FFS. FFS, an affiliate of FLIAC and of the Adviser, has its principal business address at 40 Wall Street, New York, New York 10005. For the fiscal years ended December 31, 2013, 2014 and 2015, FFS received underwriting commissions with respect to Separate Account D of $2,923,852, $4,480,406 and $1,463,831 respectively, in connection with the distribution of Separate Account D contracts in a continuous offering.

FLIAC anticipates continuing to offer new First Choice Bonus Annuity contracts, but reserves the right to discontinue those offerings.

The Contracts are sold by insurance agents licensed to sell variable annuities, who are registered representatives of the Underwriter or by other broker-dealers who have selling agreements with the Underwriter. FFS is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority.

VALUATION

Value of an Accumulation Unit. For each Subaccount of Separate Account D, the value of an Accumulation Unit initially was set arbitrarily at $10.00. The value of an Accumulation Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Accumulation Unit Value is being calculated (see Appendix I, Example B). The investment performance of each Fund, and expenses and deductions of certain charges, affect the Accumulation Unit Value. The value of an Accumulation Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c)
is a factor representing the charges deducted for mortality and expense risks. For Separate Account D, such factor is equal on an annual basis to 1.40% of the daily net assets value of the applicable Subaccount.

The Net Investment Factor may be greater or less than one, and therefore, the value of an Accumulation Unit for any Subaccount may increase or decrease.  (For an illustration of this calculation, see Appendix I, Example A.)
4

Value of Amounts Allocated to the Fixed Account.  The First Choice Bonus Annuity contract also allows Contractowners to allocate value to the Fixed Account. The Accumulation Value thus consists of the Subaccount Accumulation Value in each Subaccount to which a Contractowner allocates value, which is based on the Accumulation Unit values described above, and the Fixed Account Accumulation Value.  The Fixed Account Accumulation Value at any time is equal to the amount determined as described in the First Choice Bonus Annuity prospectus under the heading “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Fixed Account Accumulation Value.”

Value of an Annuity Unit. For each Subaccount of Separate Account D, the value of an Annuity Unit initially was set arbitrarily at $10.00. The value of an Annuity Unit for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to offset the effect of an investment earnings rate of 3.0% per annum (or a different rate chosen by a Contractowner), which is assumed in the Annuity Tables contained in the Contracts. (For an illustration of this calculation, see Appendix II , Example A.)

Amount of Annuity Payments.  When annuity payments are to commence, the Accumulation Value to be applied to a variable annuity option will be determined by multiplying the value of an Accumulation Unit for the Valuation Date on or immediately preceding the seventh day before the Maturity Date by the number of Accumulation Units owned. This seven-day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. At that time any applicable premium taxes not previously deducted may be deducted from the Accumulation Value to determine the net Accumulation Value. The net amount to be applied to an Annuity Option, the Net Accumulation Value, consists of the amounts derived from the Accumulation Units, as described above, as well as the Fixed Account Accumulation Value. The resultant value is then applied to the Annuity Tables set forth in the Contract to determine the amount of the first monthly annuity payment.  The Contract contains Annuity Tables setting forth the amount of the first monthly installment for each $1,000 of Accumulation Value applied. These Annuity Tables vary according to the Annuity Option selected by the Contractowner and according to the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date. The Contracts contain a formula for determining the adjusted age. The Annuity Tables are determined from the A2000 Individual Annuitant Mortality Table Age Last Birthday and an Assumed Investment Return of 3.00% or a different rate chosen by the Contractowner and the adjusted age is the age of the annuitant minus one year for each completed 10-year period measured from the year 2000 to the date of Annuity Payment Option commencement. Annuity Tables used by other insurers may provide greater or less benefits to the Annuitant.

The dollar amount of the first monthly Variable Payment, based on the Subaccount determined as above, is divided by the value of an Annuity Unit for the Subaccount for the Valuation Date on or immediately preceding the seventh day before the Annuity Commencement Date to establish the number of Annuity Units representing each monthly payment under the Subaccount. This seven-day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. This number of Annuity Units remains fixed for all variable annuity payments. The dollar amount of the second and subsequent variable annuity payments is determined by multiplying the fixed number of Annuity Units for the Subaccount by the applicable value of an Annuity Unit Value for the Valuation Date on or immediately preceding the seventh day before the due date of the payment.  The value of an Annuity Unit will vary with the investment performance of the corresponding Fund, and, therefore, the dollar amount of the second and subsequent variable annuity payments may change from month to month. (For an illustration of the calculation of the first and subsequent Variable Payments, see Appendix II, Examples B, C and D.)

A fixed annuity provides annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 2.5% per year built into the Annuity Tables in the Contract.
5

OTHER INFORMATION

Time of Payments. All payments due under the Contracts will ordinarily be made within seven days of the payment due date or within seven days after the date of receipt of a request for partial surrender or termination. However, FLIAC reserves the right to suspend or postpone the date of any payment due under the Contracts (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the Commission, is restricted; (2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held by the Fund is not reasonably practical or it is not reasonably practical to determine the value of the Fund’s net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

In addition, FLIAC may defer for up to six months the payment of any full or partial surrender of amounts allocated to the Fixed Account.

Reports to Contractowners. FLIAC will mail to each Contractowner at the last known address of record, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement of the Accumulation Units credited to the Contract for each Subaccount and the Accumulation Unit Values. In addition, latest available reports of the Life Series Funds will be mailed to each Contractowner.

Assignment. Any amounts payable under the Contracts may not be commuted, alienated, assigned or otherwise encumbered before they are due.  To the extent permitted by law, no such payments shall be subject in any way to any legal process to subject them to payment of any claims against any Annuitant, Joint Annuitant or Beneficiary.  The Contracts may be assigned.  No assignment of a Contract shall be binding on FLIAC unless such assignment is in writing and is filed with FLIAC at its home office.

RELEVANCE OF FINANCIAL STATEMENTS

The values of the interests of Contractowners under the variable portion of the Contracts will be affected solely by the investment results of the Subaccounts. The financial statements of FLIAC as contained herein should be considered only as bearing upon FLIAC’s ability to meet its obligations to Contractowners under the Contracts, and they should not be considered as bearing on the investment performance of the Subaccounts.
6

APPENDICES

APPENDIX I

EXAMPLE A
Formula and Illustration for Determining the
Net Investment Factor of a Subaccount of Separate Account D

Net Investment Factor =	A + B	- D
C

Where:

A =	The Net Asset Value of a Fund share as of the end of the current Valuation Period.
	Assume		=	$8.51000000

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
	Assume			0

C =	The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.
	Assume		=	$8.39000000

D =	The daily deduction for mortality and expense risks and administration, which totals 1.4% on an annual basis.
	On a daily basis=			.00003836

Then, the Net Investment Factor =	8.51000000 + 0	- .00003836	=	1.01426438
	8.39000000

EXAMPLE B
Formula and Illustration for Determining
Accumulation Unit Value of a Subaccount of Separate Account D

Accumulation Unit Value = A x B Where:

A =	The Accumulation Unit Value for the immediately preceding Valuation Period
	Assume	=	$1.46328760

B =	The Net Investment Factor for the current Valuation Period.
	Assume	=	1.01426438

Then, the Accumulation Unit Value = $1.46328760 x 1.01426438		=	1.48416049
7

APPENDIX II

EXAMPLE A

Formula and Illustration for Determining
Annuity Unit Value of
Separate Account D

Annuity Unit Value = A x B x C

Where:

A =	Annuity Unit Value of the immediately preceding Valuation Period.
	Assume	=	$1.10071211

B =	Net Investment Factor for the Valuation Period for which the Annuity Unit is being calculated.	=	1.00083530
	Assume

C =	A factor to neutralize the assumed interest rate of 3.0% built into the Annuity Tables used.
	Daily factor equals	=	0.99991902

Then, the Annuity Value is:

	$1.10071211 x 1.00083530 x .99991902 = $1.10154232

EXAMPLE B

Formula and Illustration for Determining
Amount of First Monthly Variable Annuity Payment from
Separate Account D

First Monthly Variable Annuity Payment =	A	x B
$1,000

Where:

A =	The Net Accumulated Value allocated to Separate Account C for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date.
	Assume	=	$20,000.00

B =	The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the Annuitant according to the Annuity Tables contained in the Contract.
	Assume	=	$6.40

Then, the first Monthly Variable Payment =	$20,000	x $6.40 = $128.00
$1,000
8

EXAMPLE C

Formula and Illustration for Determining
the Number of Annuity Units for Separate Account D Represented by Each Monthly Variable Annuity Payment

Number of Annuity Units =	A
B

Where:

A =	The dollar amount of the first monthly Variable Annuity Payment.
	Assume	=	$128.00

B =	The Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date.
	Assume	=	$1.09763000

Then, the number of Annuity Units =	$128.00	= 116.61488844
$1.09763000

EXAMPLE D

Formula and Illustration for Determining
the Amount of Second and Subsequent Monthly Variable
Annuity Payments From Separate Account D

Second Monthly Variable Annuity Payment = A x B

Where:

A =	The Number of Annuity Units represented by each monthly Variable Annuity Payment.
	Assume	=	116.61488844

B =	The Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the date on which the second (or subsequent) Variable Annuity Payment is due.
	Assume	=	$1.11834234

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.11834234 = $130.42

The above example was based upon the assumption of an increase in the Annuity Unit Value since the initial Variable Annuity Payment due to favorable investment results of the Separate Account and the Fund. If the investment results were less favorable, a decrease in the Annuity Unit Value and in the second monthly Variable Annuity Payment could result. Assume B above was $1.08103230.

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.08103230 = $126.06
9

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Financial Statements
December 31, 2015
(With Report of Independent Registered Public Accounting Firm Thereon)

10

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D

Report of Independent Registered Public Accounting Firm

The Board of Directors of Foresters Life Insurance and Annuity Company (Formerly First Investors Life Insurance Company) and Contract Owners of First Investors Life Variable Annuity Fund D:

We have audited the accompanying statement of assets and liabilities of  each of the individual sub- accounts disclosed in Note 1 which comprise First Investors Life Variable Annuity Fund D (collectively "Separate Account D"), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of Separate Account D's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent of the mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise Separate Account D as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in  the five-year period then ended, in  conformity with U.S. generally accepted accounting principles.

April 5, 2016

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative ("KPMG International"), a Swiss entity.

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Statement of Assets and Liabilities
December 31, 2015

	Cash Management	Fund for Income	Growth and Income	Special Situations	International	Select Growth	Government
Assets: Investments at net asset value (note 3):
First Investors Life Series Fund	$6,734,153	$19,569,105	$61,221,967	$20,802,457	$18,288,187	$10,076,427	$8,542,975

Liabilities:
Payable to Foresters Life Insurance and Annuity Company	5,334	23,124	72,399	24,756	21,396	11,804	9,914
Net assets	6,728,819	19,545,981	61,149,568	20,777,701	18,266,791	10,064,623	8,533,061
Net assets represented by contracts in accumulation period	$6,728,819	$19,545,981	$61,149,568	$20,777,701	$18,266,791	$10,064,623	$8,533,061

(Continued)

2

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Statement of Assets and Liabilities
December 31, 2015

	Investment Grade	Limited Duration High Quality Bond	Opportunity	Real Estate	Total Return	Balanced Income	Equity Income	Target Maturity 2015
Assets: Investments at net asset value (note 3):
First Investors Life Series Fund	$19,654,203	$2,311,765	$14,437,660	$1,036,756	$19,658,157	$1,428,402	$28,056,394	$—

Liabilities:
Payable to Foresters Life Insurance and Annuity Company	22,956	2416	16,793	1,106	22,529	1,301	32,979	—
Net assets	19,631,247	2309349	14,420,867	1,035,650	19,635,628	1,427,101	28,023,415	—
Net assets represented by contracts in accumulation period	$19,631,247	$2,309,349	$14,420,867	$1,035,650	$19,635,628	$1,427,101	$28,023,415	$—

See accompanying notes to financial statements

3

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Statement of Operations
Year ended December 31, 2015

	Cash Management	Fund for Income	Growth and Income	Special Situations	International	Select Growth	Government
Investment income: Income:
Dividends	$—	$1,093,524	$745,313	$135,299	$194,586	$34,432	$193,479

Expenses:
Mortality and expense risks (note 5)	31,735	285,670	901,431	303,721		253,608134,321	119,624
Administrative charges (note 5)	940	6,576	27,293	8,770	6,842	3,132	3,430
Total expenses	32,675	292,246	928,724	312,491	260,450	137,453	123,054
Net investment income (loss)	(32,675)	801,278	(183,411)	(177,192)	(65,864)	(103,021)	70,425

Realized gain on investments:
Realized gain distributions	—		3,414,751	931,876	—	493,396	—
Realized gain (loss) on investments	—	(157,965)	1,309,330	266,627	127,197	221,165	(21,477)
Realized gains (losses)	—	(157,965)	4,724,081	1,198,503	127,197	714,561	(21,477)

Change in unrealized appreciation (depreciation) on investments	—	(1,324,536)	(7393214)	(1,407,320)	277,315	(469,702)	(164,304)

Net increase (decrease) in net assets resulting from operations	$(32,675)	$(681,223)	$(2,852,544)	$(386,009)	$338,648	$141,838	$(115,356)

(Continued)

4

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Statement of Operations
Year ended December 31, 2015

	Investment Grade	Limited Duration High Quality Bond	Opportunity	Real Estate	Total Return	Balanced Income	Equity Income	Target Maturity 2015
Investment income: Income:
Dividends	$830,674	$—	$24,702	$—	$165,369	$—	$478,082	$976,277

Expenses:
Mortality and expense risks (note 5)	279,109	16,458	182,417	4,616	243,190	1,771	398,780	141,230
Administrative charges (note 5)	7,046	279	3,851	49	5,182	74	10,272	4,667
Total expenses	286,155	16,737	186,268	4,665	248,372	1,845	409,052	145,897
Net investment income (loss)	544,519	(16,737)	(161,566	(4,665)	(83,003)	(1,845)	69,030	830,380

Realized gain on investments:
Realized gain distributions	—	—	—	—	—	—	1,009,032	141,341
Realized gain (loss) on investments	(5,767)	(163)	50,562	355	31,659	(2)	517,275	(1,846,999)
Realized gains (losses)	(5,767)	(163)	50,562	355	31,659	(2)	1,526,307	(1,705,658)

Change in unrealized appreciation (depreciation) on investments	(901,894)	(7,445)	(238,209)	41,967	(511,641)	(5,036)	(2,279,895)	690,607

Net increase (decrease) in net assets resulting from operations	$(363,142)	$(24,345)	$349,213	$37,657	$(562,985)	$(6,883)	$(684,558)	$(184,671)

See accompanying notes to financial statements

5

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Statements of Changes in Net Assets
Years ended December 31, 2015 and 2014

	Cash Management		Fund for Income		Growth and Income		Special Situations		International
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(32,675)	$(52,517)	$801,278	$669,680	$(183,411)	$(182,660)	$(177,192)	$(198,617)	$(65,864)	$(66,400)
Realized gain distributions	—	—	—	—	3,414,751	398,413	931,876	3,303,820	—	—
Realized gain (loss) on investments	—	—	(157,965)	(20,928)	1,309,330	1,636,092	266,627	324,405	127,197	128,035
Change in unrealized appreciation (depreciation) on investments	- —	—	(1,324,536)	(816,167)	(7,393,214)	1,924,367	(1,407,320)	(2,485,086)	277,315	22,528
Net increase (decrease) in net assets resulting from operations	(32,675)	(52,517)	(681,223)	(167,415)	(2,852,544)	3,776,212	(386,009)	944,522	338,648	84,163

From contract transactions:
Net insurance premiums from contract owners	(193,782)	(865,317)	1,702,202	4,493,456	3,834,026	7,676,291	1,370,295	2,740,299	1,392,147	3,454,957
Transfers between sub-accounts	5,157,660	232,281	(192,290)	215,385	(557,045)	(489,441)	(22,339)	(110,118)	(57,105)	46,297
Transfers for contract benefits and terminations	(765,344)	(655,040)	(1,108,781)	(1,121,348)	(4,474,985)	(6,439,606)	(1,377,687)	(1,786,916)	(807,219)	(1,274,120)
Increase (decrease) in net assets derived from contract transactions	4,198,534	(1,288,076)	401,131	3,587,493	(1,198,004)	747,244	(29,731)	843,265	527,823	2,227,134
Net increase (decrease) in net assets	4,165,859	(1,340,593)	(280,092	3,420,078	(4,050,548)	4,523,456	(415,740)	1,787,787	866,471	2,311,297

Net assets:
Beginning of year	2,562,960	3,903,553	19,826,073	16,405,995	65,200,116	60,676,660	21,193,441	19,405,654	17,400,320	15,089,023
End of year	$6,728,819	$2,562,960	$19,545,981	$19,826,073	$61,149,568	$65,200,116	$20,777,701	$21,193,441	$18,266,791	$17,400,320

(Continued)

6

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Statements of Changes in Net Assets
Years ended December 31, 2015 and 2014

	Select Growth		Government		Investment Grade		Limited Duration High Quality Bond		Opportunity
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Increase (decrease) in net assets: From operations:
Net investment income (loss)	$(103,021)	$(83,301)	$70,425	$91,341	$544,519	$467,873	$(16,737)	$(2,050)	$(161,566)	$(126,178)
Realized gain distributions	493,396	7,028	—	—	—	—	—	—	—	3,525
Realized gain (loss) on investments	221,165	184,123	(21,477)	(19,710)	(5,767)	31,136	(163)	(13)	50,562	15,773
Change in unrealized appreciation (depreciation) on investments	(469,702)	753,584	(164,304)	60.707	(901,894)	280,982	(7.445)	(6,547)	(238,209)	573,064
Net increase (decrease) in net assets resulting from operations	141,838	861,434	(115,356)	132,338	(363,142)	779,991	(24,345)	(8,610)	(349,213)	466,184

From contract transactions:
Net insurance premiums from contract owners	1,524,151	3,078,657	334,968	1,164,568	1,255,424	3,230,246	551,726	618,052	2,815,537	5,139,776
Transfers between sub-accounts	(164,511)	(212,419)	134,552	(163,531)	30,145	190,160	1,073,752	112,025	591,830	282,921
Transfers for contract benefits and terminations	(517.995)	(568,258)	(446,238)	(673,247)	(1,232,733)	(1,509,038)	(13,241)	(10)	(260520)	(220,147)
Increase (decrease) in net assets derived from contract transactions	841,645	2,297,980	23,282	327,790	52,836	1,911,368	1,612,237	730,067	3,146,847	5,202,550
Net increase (decrease) in net assets	983,483	3,159,414	(92,074)	460,128	(310,306)	2,691,359	1,587,892	721,457	2,797,634	5,668,734

Net assets:
Beginning of year	9,081 140	5,921.726	8,625,135	8,165,007	19,941,553	17,250,194	721,457	—	11,623,233	5,954,499
End of year	$10,064,623	$9,081,140	$8,533,061	$8,625,135	$19,631,247	$19,941,553	$2,309,349	$721,457	$14,420,867	$11,623,233

(Continued)
7

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Statements of Changes in Net Assets
Years ended December 31, 2015 and 2014

	Real Estate		Total Return		Balanced Income			Equity Income		Target Maturity 2015
	2015	2014	2015	2014	2015	2014		2015	2014	2015	2014
Increase (decrease) in net assets: From operations:
Net investment income (loss)	$(4,665)	$—	$(83,003)	$(151,974)	$(1,845)		$—	$69,030	$47,514	$830,380	$460,718
Realized gain distributions	—						—	1,009,032	1,048,387	141,341	256,782
Realized gain (loss) on investments	355	—	31,659	15,633	(2)		—	517,275	548,207	(1,846,999)	(131,352)
Change in unrealized appreciation (depreciation) on investments	41,967	—	(511641)	658.171	(5,036)		—	(2,279,895)	103,622	690,607	(767.450)
Net increase (decrease) in net assets resulting from operations	37,657	—	(562,985)	521,830	(6,883)		—	(684,558)	1,747,730	(184,671)	(181,302)

From contract transactions:
Net insurance premiums from contract owners	452,206	—	3,186,434	8,276,481	29,351		—	2,064,976	5,033,114	105,201	92,034
Transfers between sub-accounts	552,741	—	1,708,551	226,604	1,407,897		—	(318,964)	(240,378)	(9,756,110)	(209,717)
Transfers for contract benefits and terminations	(6,954)	—	(268.214)	(316,368)	(3,264)		—	(1,806,493)	(2,242,320)	(1.421,028)	(2,106,895)
Increase (decrease) in net assets derived from contract transactions	997,993	—	4.626,771	8,186,717	1,433,984		—	—	2.550,416	(11,071,937)	(2.224,578)
Net increase (decrease) in net assets	1,035,650	—	4,063,786	8,708,547	1,427,101		—	(60,481)	4,298,146	(11,256,608)	(2,405,880)

Net assets:
Beginning of year	—	—	15,571,842	6,863,295	—		—	28,768,454	24,470,308	11,256,608	13,662,488
End of year	$1,035,650	$—	$19,635,628	$15,571,842	$1,427,101	$		$28,023,415	$28,768,454	$—	$11,256,608

See accompanying notes to financial statements

8

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Notes to Financial Statements
December 31, 2015

(1)	Organization

First Investors Life Variable Annuity Fund D (Separate Account D), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by Foresters Life Insurance and Annuity Company (formerly First Investors Life Insurance Company) (FLIAC) and exists in accordance with the regulations of the New York State Department of Financial Services. Assets of Separate Account D have been used to purchase shares of First Investors Life Series Funds (the Funds), an open-end diversified management investment company registered under the 1940 Act. The contract holder directs the deposits into the sub-accounts that comprise Separate Account D and bears the investment risk if the sub-accounts do not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios: Cash Management,  Fund   for  Income,  Growth  and  Income,  Special   Situations, International, Select Growth, Government, Investment Grade, Limited Duration High Quality Bond, Opportunity, Real Estate, Total Return, Balanced Income, and Equity Income. Target Maturity 2015 was closed on December 15, 2015.

The Total Return Fund and the Opportunity Fund were launched on December 17, 2012.  There were no transactions in the Opportunity Fund sub-account in 2012. The Limited Duration High Quality Bond Fund was launched on July 1, 2014. The Real Estate Fund and the Balanced Income Fund were launched on May 1, 2015 and November 2, 2015, respectively

.
FLIAC offers two variable annuity contracts through Separate Account D, referred to as Tax Tamer II and First Choice Bonus Annuity. Tax Tamer II is no longer available for sale.

(2)	Significant Accounting Practices

(a) Use Of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Notes to Financial Statements
December 31, 2015

	(b)	Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, April 5, 2016 have been evaluated in the preparation of the financial statements.

	(c)	Investments

Shares of the Funds held by each of the sub-accounts of Separate Account D are  valued  at  net  asset  value  per  share  of  such  Funds,  which  value  its investment securities at fair value on a daily basis. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value.  Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

	(d)	Investment Income

Investment  income  consists  of  dividends  declared  by  the  Funds  and  is recognized on the ex-dividend date.  Realized gains and losses are recorded on a trade date basis.  Reinvested realized gain distributions are recorded when received.  Average cost is used as the basis of investments held and sold.  The change in the value of the Funds is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.

	(e)	Federal Income Taxes

Separate Account D is not taxed separately because its operations are part of the total operations of FLIAC, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account D will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account D.

(3)	Investments

Investments are valued using Level 1 inputs, as defined within the fair value hierarchy established by the Financial Accounting Standards Board (FASB), and consist of the following at December 31, 2015:

10	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Notes to Financial Statements
December 31, 2015

		Net asset	Fair
	Shares	value	value	Cost
First Investors Life Series Fund:
Cash Management	6,734,153	$1.00	$6,734,153	$6,734,153
Fund for Income	3,226,399	$6.07	$19,569,105	$21,746,245
Growth and Income	1,419,994	$43.11	$61,221,967	$48,115,613
Special Situations	641,955	$32.40	$20,802,457	$18,451,560
International	855,358	$21.38	$18,288,187	$16,333,358
Select Growth	720,801	$13.98	$10,076,426	$8,200,685
Government	878,050	$9.73	$8,542,975	$8,843,682
Investment Grade	1,837,583	$10.70	$19,654,203	$19,949,164
Limited Duration High Quality Bond	238,552	$9.69	$2,311,764	$2,325,756
Opportunity	979,822	$14.73	$14,437,660	$13,647,920
Real Estate	102,099	$10.15	$1,036,756	$994,789
Total Return	1,640,742	$11.98	$19,658,157	$19,235,490
Balanced Income	145,254	$9.83	$1,428,402	$1,433,437
Equity Income	1,401,933	$20.01	$28,056,394	$22,763,085

The cost of purchases and proceeds from sale of investments for the year ended December 31, 2015 were as follows:

	Purchases	Sales
Cash Management	$4,963,877	$795,831
Fund for Income	$2,795,725	$1,593,395
Growth and Income	$7,994,090	$5,964,812
Special Situations	$2,437,470	$1,712,482
International	$1,586,733	$1,124,018
Select Growth	$2,051,979	$818,763
Government	$662,999	$569,493
Investment Grade	$2,116,243	$1,519,206
Limited Duration High Quality Bond	$1,625,478	$28,302
Opportunity	$3,432,069	$443,316
Real Estate	$1,004,947	$10,513
Total Return	$5,060,353	$511,862
Balanced Income	$1,437,248	$3,809
Equity Income	$3,552,091	$2,535,016
Target Maturity 2015	$1,222,820	$11,336,385

Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the FASB. The three levels of inputs are described below:

11	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Notes to Financial Statements
December 31, 2015

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account D has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account D’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The fair value of investments in each of the sub-accounts of the Separate Account at December 31, 2015 was determined by management using quoted market prices which, is equal to the net asset value of the underlying investments in life series funds.  Management determined that these investments are valued using Level 1 inputs since there is no restriction in the redemption of these investments, and sufficient transaction volume exists.  In addition, there were no transfers between the different Levels established in the FASB’s fair value hierarchy during the year ended December 31, 2015.

(4)	Changes in Units

The changes in units outstanding for the years ended December 31, 2015 and 2014 were as follows:

	2015			2014
	Units issued	Units Redeemed	Net Increase (decrease)	Units issued	Units Redeemed	Net Increase (decrease)
C ash Management	1,422,113	(1,046,260)	375,853	1,843,029	(1,956,619)	(113,590
Fund for Income	111,598	(90,777)	20,821	238,975	(51,386)	187,589
Growth and Income	110,610	(154,213)	(43,603)	208,121	(179,048)	29,073
Special Situations	58,149	(58,666)	(517)	107,124	(69,458)	37,666
International	77,033	(51,408)	25,625	157,206	(45,319)	111,887
Select Growth	141,114	(75,666)	65,448	257,295	(58,911)	198,384
Government	36,572	(35,349)	1,223	60,877	(42,178)	18,699
Investment Grade	88,106	(85,857)	2,249	160,157	(64,133)	96,024
Limited Duration High Quality Bond	170,476	(1,713)	168,763	74,648	(30)	74,618
Opportunity	237,235	(22,000)	215,235	389,112	(14,700)	374,412
Real Estate	105,127	(2,182)	102,945	—	—	—
Total Return	429,134	(39,736)	389,398	727,283	(25,073)	702,210
Balanced Income	145,475	(22)	145,453	—	—	—
Equity Income	93,765	(96,409)	(2,644)	202,325	(83,635)	118,690
Target Maturity 2015	9,626	(532,944)	(523,318)	11,260	(114,166)	(102,906

12	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Notes to Financial Statements
December 31, 2015

(5)	Mortality and Expense Risks and Deductions

In consideration for its assumption of the mortality and expense risks connected with the Variable Annuity Contracts, FLIAC deducts an amount equal on an annual basis to 1.25% of the daily net asset value of Separate Account D. An additional administrative charge equal on an annual basis to 0.15% of the daily net asset value is deducted. These deductions are assessed through a reduction of unit values.

An annual contract maintenance charge of $30 ($35 for First Choice Bonus Annuity contracts) is deducted from the accumulated value of the contract on the last business day of the contract year or on the date of surrender of the contract, if earlier and is assessed through the redemption of units.

The Variable Annuity Contracts are sold without an initial sales charge, but at the time  of a  full or  partial surrender of the Contract, they may be subject to a contingent deferred sales charge (CDSC) of 0% to 7% (0% to 8% for First Choice Bonus Annuity contracts) of the value of the Accumulation Units surrendered.

13	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Notes to Financial Statements
December 31, 2015

(6)	Financial Highlights Table

	Net assets
	Units	Unit value ($)	($000s)	Investment income ratio (%) [1]	Expense ratio (%) [2]	Total return (%) [3]
Cash Management:
December 31:
2015	601,801	11.175	6,729	—	1.40	(1.39)
2014	225,948	11.333	2,563	—	1.40	(1.39)
2013	339,538	11.493	3,904	—	1.40	(1.39)
2012	213,314	11.655	2,486	—	1.40	(1.39)
2011	285,368	11.820	3,373	—	1.40	(1.39)

Fund for Income:
December 31:
2015	1,081,257	18.089	19,546	5.36	1.40	(3.21)
2014	1,060,436	18.689	19,826	4.98	1.40	(0.61)
2013	872,847	18.804	16,406	5.64	1.40	5.39
2012	690,011	17.842	12,326	6.57	1.40	11.93
2011	758,661	15.941	12,101	7.23	1.40	4.19

Growth and Income:
December 31:
2015	2,349,523	26.019	61,150	1.16	1.40	(4.47)
2014	2,393,126	27.236	65,200	1.14	1.40	6.15
2013	2,364,053	25.659	60,677	1.55	1.40	36.14
2012	2,312,220	18.848	43,600	1.44	1.40	15.82
2011	2,662,169	16.273	43,341	1.71	1.40	0.94

Special Situations:
December 31:
2015	931,044	22.310	20,778	0.63	1.40	(1.91)
2014	931,561	22.743	21,193	0.45	1.40	4.82
2013	893,895	21.698	19,406	0.96	1.40	29.06
2012	878,992	16.812	14,785	0.60	1.40	8.48
2011	998,177	15.499	15,477	0.52	1.40	0.82

International:
December 31:
2015	923,314	19.777	18,267	1.07	1.40	2.05
2014	897,689	19.378	17,400	1.03	1.40	0.96
2013	785,802	19.193	15,089	1.31	1.40	5.29
2012	728,520	18.230	13,289	1.55	1.40	19.16
2011	830,037	15.298	12,702	2.20	1.40	(0.76)

Select Growth:
December 31:
2015	800,313	12.575	10,065	0.36	1.40	1.77
2014	734,866	12.356	9,081	0.29	1.40	11.95
2013	536,481	11.037	5,922	0.43	1.40	31.30
2012	396,792	8.405	3,336	0.06	1.40	11.72
2011	364,174	7.524	2,739	0.15	1.40	3.79

Government:
December 31:
2015	493,359	17.294	8,533	2.27	1.40	(1.35)
2014	492,136	17.530	8,625	2.50	1.40	1.71
2013	473,438	17.236	8,165	2.65	1.40	(3.83)
2012	496,769	17.923	8,907	2.97	1.40	0.53
2011	479,192	17.828	8,543	3.56	1.40	3.94

14	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Notes to Financial Statements
December 31, 2015

	Net assets
	Units	Unit value ($)	($000s)	Investment income ratio (%) [1]	Expense ratio (%) [2]	Total return (%) [3]
Investment Grade:
December 31:
2015	993,791	19.756	19,631	4.17	1.40	(1.74)
2014	991,541	20.106	19,942	3.89	1.40	4.38
2013	895,517	19.261	17,250	3.95	1.40	(2.18)
2012	847,975	19.690	16,701	4.20	1.40	9.68
2011	849,513	17.952	15,258	4.88	1.40	4.75

Limited Duration High
Quality Bond: [4]
December 31:
2015	243,381	9.488	2,309	—	1.40	(1.90)
2014	74,618	9.672	721	—	1.40	(3.28)

Opportunity: [4]
December 31:
2015	1,018,696	14.152	14,421	0.19	1.40	(2.19)
2014	803,461	14.469	11,623	—	1.40	4.26
2013	429,049	13.877	5,954	—	1.40	38.02
2012	—	10.055	—	—	1.40	0.55

Real Estate: [4]
December 31:
2015	102,945	10.055	1,036	—	1.40	0.55

Total Return: [4]
December 31:
2015	1,691,156	11.610	19,636	0.94	1.40	(2.98)
2014	1,301,757	11.967	15,572	0.08	1.40	4.49
2013	599,547	11.452	6,863	—	1.40	15.39
2012	7,480	9.925	74	—	1.40	(0.75)

Balanced Income: [4]
December 31:	145,454	9.808	1,427	—	1.40	(1.92)

Equity Income:
December 31:
2015	1,282,951	21.834	28,023	1.68	1.40	(2.40)
2014	1,285,595	22.372	28,768	1.60	1.40	6.75
2013	1,166,905	20.957	24,470	1.97	1.40	28.72
2012	1,064,810	16.282	17,339	1.91	1.40	9.65
2011	1,201,943	14.849	17,851	2.11	1.40	0.12

Target Maturity 2015: [4]
December 31:
2015	—	—	—	10.39	1.40	(1.74)
2014	523,318	21.507	11,257	5.15	1.40	(1.37)
2013	626,225	21.805	13,662	4.59	1.40	(1.58)
2012	733,809	22.156	16,264	4.17	1.40	(0.57)
2011	815,875	22.282	18,186	3.94	1.40	5.65

15	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND D
Notes to Financial Statements
December 31, 2015

1.
These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

2.
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

3.
These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

4.
The Total Return Fund and the Opportunity Fund were launched on December 17, 2012.  There were no transactions in the Opportunity Fund sub-account in 2012.  The total return for the Total Return Fund for 2012 was calculated for the period December 17, 2012 to December 31, 2012. The Limited Duration High Quality Bond Fund was launched on July 1, 2014. The total return for the Limited Duration High Quality Bond Fund for 2014 was calculated for the period July 1, 2014 to December 31, 2014.  The Real Estate Fund and the Balanced Income Fund were launched on May 1, 2015 and November 2, 2015, respectively.   The total return for the Real Estate Fund and the Balanced Income Fund were calculated for the period May 1, 2015 to December 31, 2015 and  November  2,  2015  to  December  31,  2015,  respectively.    The  Target Maturity 2015 Fund was closed on December 15, 2015.  The total return for the Target Maturity 2015 Fund for 2015 was calculated for the period January 1, 2015 to December 14, 2015.

16

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
(formerly First Investors Life Insurance Company)
Statutory Financial Statements
December 31, 2015, 2014 and 2013
(With Independent Auditors’ Report)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Independent Auditors' Report

The Board of Directors
Foresters Life Insurance and Annuity Company
(Formerly First Investors Life Insurance Company):

Report on the Financial Statements

We have audited the accompanying financial statements of Foresters Life Insurance and Annuity Company, which  comprise the  statutory  statements  of  admitted assets, liabilities, and capital  and surplus as  of December 31, 2015 and 2014, and the related statutory statements of income and changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2015, and the related notes to the statutory financial statements.

Management's Responsibility for the Financial Statements

Management  is responsible  for  the  preparation  and  fair  presentation  of these  financial  statements  in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the  auditor  considers internal  control relevant to  the  entity's    preparation and fair presentation of the financial statements in  order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative ("KPMG International"), a Swiss entity.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the financial statements, the financial statements are prepared by Foresters Life Insurance and Annuity Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Foresters Life Insurance and Annuity Company as of December 31, 2015 and 2014, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2015.
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Foresters Life Insurance and Annuity Company as of December 31, 2015 and 2014, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2015, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.
Other Matter
Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Supplementary Schedule– Reinsurance is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.
April 5, 2016

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

DECEMBER 31, 2015 AND 2014

(in US dollars)

	2015	2014
ASSETS
Cash and invested assets
Bonds, at amortized cost (fair value: 2015 - $570,705,170; 2014 - $475,546,634)	$568,954,040	$454,352,123
Cash and cash equivalents	20,677,629	30,842,180
Policy loans	94,999,128 8	9,134,868

Total Cash and Invested Assets	684,630,797	574,329,171

Deferred and uncollected premiums	4,187,256	4,156,741
Accrued investment income	10,202,452	8,800,847
Admitted deferred tax assets	4,587,000	4,568,000
Current income tax recoverable	1,856,599	754,838
Other assets	240,117	425,136

TOTAL ASSETS EXCLUDING SEPARATE ACCOUNTS	705,704,221	593,034,733

Separate account assets	1,227,229,612	1,259,735,751

TOTAL ADMITTED ASSETS	$1,932,933,833	$1,852,770,484

LIABILITIES AND CAPITAL AND SURPLUS

LIABILITIES
Life and accident and health reserves	$279,144,008	$261,769,743
Annuity reserves	363,530,255 26	5,739,029
Claims and other contract liabilities	12,451,745	11,027,293
Interest Maintenance Reserve	623,050	1,572,907
Asset Valuation Reserve	3,260,126	2,524,431
Accounts payable and accrued liabilities	6,168,530	9,012,333
Net transfers due from separate accounts	(19,791,266)	(17,310,527)

TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	645,386,448	534,335,209

Separate account liabilities	1,227,229,612	1,259,735,751

TOTAL LIABILITIES	1,872,616,060	1,794,070,960

CAPITAL AND SURPLUS
Common Stock, par value $4.75; authorized, issued and outstanding 534,350 shares	2,538,162	2,538,162
Additional paid in capital	6,496,180	6,496,180
Unassigned surplus	51,283,431	49,665,182

TOTAL CAPITAL AND SURPLUS	60,317,773	58,699,524

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$1,932,933,833	$1,852,770,484

See accompanying notes to statutory financial statements.

3

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
STATUTORY STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2015, 2014, AND 2013

(in US dollars)

	2015	2014	2013
REVENUES
Premiums and annuity considerations	$203,651,518	$240,357,138	$182,054,688
Investment income	26,080,800	21,444,609	18,353,926
Amortization of interest maintenance reserve	896,253	701,720	661,980
Income from fees associated with investment management, administration & contract guarantees from separate accounts	11,246,893	10,414,793	8,748,607
Other income	305,019	251,986	204,539

TOTAL REVENUES	242,180,483	273,170,246	210,023,740

BENEFITS AND EXPENSES
Policyholder benefits and changes in contract liabilities	90,814,340	88,303,446	89,518,178
Increase in life and annuity reserves	115,165,490	122,576,132	69,770,848
Net transfers (from) to separate accounts	(10,023,360)	15,699,932	8,011,495
Commissions and expense allowances	17,212,803	17,914,864	13,249,915
Operating expenses	16,756,320	16,417,472	15,625,562

TOTAL BENEFITS AND EXPENSES	229,925,593	260,911,846	196,175,998

Net gain from operations before dividends to policyholders and federal income taxes	12,254,890	12,258,400	13,847,742
Dividends to policyholders	908,006	767,347	925,700

Net gain from operations before federal income taxes	11,346,884	11,491,053	12,922,042
Federal income tax	3,025,854	3,515,512	3,068,355

NET GAIN FROM OPERATIONS	8,321,030	7,975,541	9,853,687
Net realized capital gains, net of transfers to IMR and net of taxes	-	-	-

NET INCOME	$8,321,030	$7,975,541	$9,853,687

See accompanying notes to statutory financial statements.
4

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

YEARS ENDED DECEMBER 31, 2015, 2014, AND 2013

(in US dollars)

	2015	2014	2015

BALANCE AT BEGINNING OF YEAR	$58,699,524	$51,813,751	$46,525,396
Net income	8,321,030	7,975,541	9,853,687
Change in unrealized gain (loss) on investments	-	-	4,223
Change in Asset Valuation Reserve	(735,695)	(509,446)	(375,618)
Change in non-admitted assets	(2,066,268)	(1,933,563)	(498,935)
Change in net deferred income taxes	999,182	1,353,241	53,998
Dividends to stockholders	(4,900,000)	-	(3,749,000)
BALANCE AT END OF YEAR	$60,317,773	$58,699,524	$51,813,751

See accompanying notes to statutory financial statements.
5

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
STATUTORY STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2015, 2014 and 2013
(in US dollars)

	2015	2014	2013

Cash flows from operating activities:
Premiums and other insurance amounts received	$203,419,047	$239,988,360	$181,711,154
Investment income received	29,781,905	24,641,642	21,354,771
Other receipts	11,551,912	10,666,779	8,953,146
Benefits and contract liabilities paid	(90,823,820)	(90,018,736)	(90,084,972)
Commissions and general expenses paid	(37,684,083)	(38,182,390)	(31,459,391)
Net transfers to separate accounts	7,542,621	(20,314,977)	(12,005,464)
Net cash provided by operating activities	123,787,582	126,780,678	78,469,244
Cash flows from investing activities:
Proceeds from maturities and sale of investment securities	48,438,807	48,561,324	33,336,022
Purchase of investments securities	(171,538,216)	(156,196,871)	(92,810,870)
Purchase of furniture, equipment and other assets	(88,464)	(152,761)	(270,980)
Net increase in policy loans	(5,864,260)	(7,000,858)	(6,008,552)
Net cash used for investing activities	(129,052,133)	(114,789,166)	(65,754,380)
Cash flows from financing activities:
Dividends paid	(4,900,000)	-	(3,749,000)
Net cash used for financing activities	(4,900,000)	-	(3,749,000)

Net (decrease) increase in cash and short term investments	(10,164,551)	11,991,512	8,965,864
Cash and short term investments:
Beginning of year	30,842,180	18,850,668	9,884,804
End of year	$20,677,629	$30,842,180	$18,850,668

The company paid federal income tax of $4,100,000 in 2015, $3,550,000 in 2014 and $2,488,300 in 2013.

See accompanying notes to statutory financial statements.
6

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

(1)	Nature of Operations

Foresters  Life  Insurance  and  Annuity  Company  (formerly  First  Investors  Life Insurance Company) (the “Company”) is a wholly-owned subsidiary of Foresters Financial Holding Company, Inc. (formerly First Investors Consolidated Corporation) (“FFHC”). The Company predominately writes variable and fixed annuity and variable life insurance products along with traditional life insurance and other accident and health insurance.  In addition, the Company sponsors segregated investment trusts registered under the Investment Company Act of 1940.  The principal affiliates of the Company   are:   Foresters   Financial   Services,   Inc.   (formerly   First   Investors Corporation) (“Broker-Dealer”), Foresters Investment Management Company, Inc. (formerly First Investors Management Company, Inc.) (“Mutual Fund Management Company”), Foresters Investor Services, Inc. (formerly Administrative Data Management Corporation) (“Transfer Agent”), and Foresters Advisory Services, LLC (formerly First Investors Advisory Services, LLC).  FFHC is a wholly-owned subsidiary of The Independent Order of Foresters (“Foresters”).

(2)	Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The NYDFS recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The State of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual, version effective January 1, 2001.

This basis of presentation differs from U.S. generally accepted accounting principles (“GAAP”) in that:

(a)
Life insurance policy reserves are computed on the statutory valuation basis using the 1958, 1980 or 2001 CSO Mortality Table with interest rates from 2.50%  to  5.25%  rather  than  according  to  the  Company’s  estimates  of mortality, investment yields, withdrawals and other benefits and expenses. The fixed deferred annuity is valued using CARVM at 3.75% – 5% and variable annuities are valued using VACARVM at 4% to 5.25%. On both a statutory and GAAP basis, the reserve held for old deferred annuities is equal to the funds accumulated at a current rate of 4% per annum;

(b) certain expenditures, principally for furniture and equipment and agents’ debit balances, are not admissible and are therefore charged to surplus rather than recognized as assets;

7	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

(c)
commissions and other costs of acquiring new business are expensed as incurred rather than recognized as deferred acquisition costs and amortized over the premium paying period of policies and contracts;

	(d)	income tax effects of temporary differences are provided to the extent that the temporary differences will be realized within three years (admitted deferred tax assets);

	(e)	the statutory asset valuation and interest maintenance reserves are recognized as liabilities rather than included in retained earnings;

(f)
On investment type contracts, the entire amount received from contract holders is recognized as revenue rather than just the portion of the payment deemed to be assessments against policyholder account balances;

	(g)	investments in fixed maturities that are deemed to be available-for-sale for GAAP are recorded at amortized cost rather than estimated fair value; and

(h)
The statutory statements of cash flows do not classify cash flows in a manner which is consistent with GAAP. A reconciliation of net income to net cash provided by operating activities is not provided.

The effects of these variances on the accompanying statutory financial statements has not been determined, but are presumed to be material.

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

(3)	Other Significant Accounting Practices

	(a)	Cash and Short-term Investments

Cash and cash equivalents include short-term investments with original maturities of one year or less. The carrying amounts for cash and short-term investments approximate their fair values. Short-term investments are carried at amortized cost.

	(b)	Bonds

Bonds are reported at amortized cost. Amortization of premiums and accretion of discounts on bonds are recognized using the scientific method that

8	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

approximates level yield. Gains and losses on sales of investments are determined using the specific identification method.

The fair values for bonds presented in the Statements of Admitted Assets, Liabilities and Capital and Surplus is based on quoted market prices, where available, or is estimated using values from independent pricing services.

(c)	Fair Value Measurements

Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants  at  the  measurement   date.   Management   utilizes  valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level  3) within the fair value hierarchy established by the Financial Accounting Standards Board (“FASB”). Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

• Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.

•
Level 2: Fair value measurements using correlation with (directly or indirectly) observable market based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active. These models are primarily standard models that consider various assumptions including time value, yield curve, and other relevant economic measures. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

•
Level 3: Fair value measurements using  significant inputs that  are not readily observable in the market and are based on internally developed models or methodologies utilizing significant inputs that are generally less readily observable.

9	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

(d)	Impairment of Invested Assets

Management regularly reviews fixed maturity securities to evaluate unrealized losses for other-than-temporary declines in the fair value of these securities. Management considers various factors in assessing impairments, including but not limited to, the financial condition and near term prospects of the issuer, specific adverse conditions affecting an industry or region, a significant and prolonged decline in  fair  value below the amortized cost  of  the asset, bankruptcy or default of the issuer, and delinquency in payments of interest or principal.

Management considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment.  In addition, management considers other qualitative and quantitative factors in determining the existence of possible other than temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

The day to day management of the investment portfolio is performed by investment managers, who may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses that are considered temporary until such losses are recovered, the dynamic nature of portfolio management may result in a subsequent decision to sell the security and realize the loss based upon a change in the market and other factors described above. Investment managers maintain a watchlist that identifies rating agency downgrades of securities as well as any potential investment valuation issues at the end of each quarter.

(e)	Leasehold Improvements and Equipment

Leasehold improvements and equipment are recorded as cost.  These assets are treated as non-admitted assets with changes in the balance of these assets going through the change in nonadmitted assets, a component of capital and surplus.

Depreciation is recorded in net income on the statement of statutory income and is calculated on a straight-line basis over the estimated useful life of the asset, not to exceed 5 years, or the remaining term of the lease.

Depreciation of equipment of $89,679, $88,631, and $41,844 was included in net income for 2015, 2014 and 2013, respectively. Depreciation of leasehold

10	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

improvements of $1,872, $0, and $0 was included in net income for 2015, 2014 and 2013, respectively.

(f)	Policy loans

The carrying amounts for policy loans approximate their fair values.

(g)	Interest Maintenance Reserve

The Company maintains an interest maintenance reserve (“IMR”) to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

(h)	Asset Valuation Reserve

The Company establishes an Asset Valuation Reserve (“AVR”) to offset potential credit-related investment losses. Investments are assigned a NAIC rating which is used in the AVR computation.

(i)	Recognition of Revenue and Related Expenses

Premiums are reported as earned when due. Commissions, benefits and expenses are recognized when incurred rather than amortized over the life of the contracts.

(j)	Annuities

Annuity considerations are recognized as revenue when received. The carrying value and fair value of fixed annuities reserves are equal to the policyholder account balances, which represent net premiums, received plus accumulated interest.

(k)	Policyholder Dividends

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year, and judgment as to the appropriate level of statutory surplus to be retained by the Company.

11	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

(l)	Business Risks and Uncertainties

The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s ability to meet obligations including policyholder benefits.

Premiums and annuity considerations received from the Company’s variable annuity and variable life products comprise approximately 44% and 52% in 2015 and 2014, respectively, of the Company’s total premiums and annuity considerations received. The investment risk on this business is borne by the contract holder and is invested in the sub-account of the related separate account as directed by the contract holder.

(m)	Separate Accounts

Separate account assets and the related liabilities represent segregated variable annuity and variable life contracts maintained in accounts to meet the specific investment objectives of Contractholders who bear the investment risk. The assets are carried at fair value and are reported as summary total separate account assets with an equivalent summary total reported for liabilities. All investment income (including realized and unrealized gains and losses on investments held in these accounts) accrues directly to the Contractholders and therefore does not affect the net income of the Company.

(n)	Income Taxes

The Company is included in the consolidated federal returns and certain state returns of the Parent, along with other wholly-owned subsidiaries of the Parent. The Parent calculates and allocates the applicable federal taxes (benefits) and related income tax payments and refunds to each subsidiary separately for financial reporting purposes. The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting basis and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled and the effect of a change in tax rates is recognized in

12	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

income in the same period. A valuation allowance is recorded against deferred tax assets if management determines it is more likely than not, that such assets will not be realized.  The tax effects of temporary differences that reverse within three years are treated as admitted assets,  subject to a maximum of 15% of surplus.

Tax benefits from uncertain tax positions are recognized in the financial statements if management determines it is “more-likely-than-not” that the positions are sustainable, based on their technical merits. The term “more- likely-than-not” contemplates a likelihood of more than 50 percent and the determination of whether or  not a  tax position has met  this recognition threshold depends on the facts, circumstances, and information available at the reporting date.  If management cannot conclude this recognition threshold is met, none of the tax benefit provided by the position is recognized in the financial statements. Income tax liabilities for tax uncertainties are carried by the Company until such time that the statute of limitations or period under audit for the jurisdiction is settled.

(4)	Investments

Investment income for the years indicated consists of the following:

	2015	2014	2013
Interest on fixed maturities	$21,498,422	$17,004,233	$14,108,106
Interest on short term investments	8,289	9,472	4,448
Interest on policy loans	5,673,511	5,288,546	4,889,299
Total investment income	27,180,222	22,302,251	19,001,853
Investment expense	1,099,422	857,642	647,927
Net investment income	$26,080,800	$21,444,609	$18,353,926

No accrued investment income was excluded as nonadmitted.

13	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

The amortized cost and estimated fair value of investments at December 31, 2015, and 2014 are as follows:
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2015:
U.S. Treasury securities and obligations of U.S. Gov’t corps and agencies	$12,464,982	$552,543	$6,610	$13,010,915
Debt securities issued by states of the U.S.	105,411,598	3,196,640	705,919	107,902,319
Corporate debt securities	451,077,460	9,567,889	10,853,413	449,791,936
	$568,954,040	$13,317,072	$11,565,942	$570,705,170

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2014:
U.S. Treasury securities and obligations of U.S. Gov’t corps and agencies	$12,949,684	$700,840	$6,390	$13,644,134
Debt securities issued by states of the U.S.	46,815,508	4,092,973	1,461	50,907,020
Corporate debt securities	394,586,931	18,132,494	1,723,945	410,995,480
	$454,352,123	$22,926,307	$1,731,796	$475,546,634

Securities in unrealized loss positions (fair value is less than amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss are:

	December 31, 2015		December 31, 2014
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
Less than 12 months	$165,771,998	$6,882,197	$24,243,248	$1,258,623
12 months or more	37,246,098	4,683,745	22,271,798	473,173
	$203,018,096	$11,565,942	$46,515,046	$1,731,796

Management considers the decline in fair values of the above securities to be interest related. Management intends to hold these securities until recovery or

14	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

contractual maturity and therefore, no other-than-temporary impairment has been recognized.

The amortized cost and estimated fair value of bonds at December 31, 2015, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized cost	Estimated fair value
Due in one year or less	$7,260,094	$7,447,202
Due after one year through five years	202,032,806	206,237,635
Due after five years through ten years	212,142,706	209,620,202
Due after ten years	147,518,434	147,400,131
	$568,954,040	$570,705,170

Proceeds from sales of investments in bonds were $48,439,000, $43,388,213, and $33,335,975 in 2015, 2014 and 2013, respectively. Gross gains of $880,023 and gross losses of $961,049 were realized on those sales in 2015. Gross gains of $1,350,724 and gross losses of $121,744 were realized on those sales in 2014. Gross gains of $569,213 and gross losses of $217,213 were realized on those sales in 2013.  Realized gains (losses) transferred to the IMR were ($53,604) in 2015, $810,662 in 2014, and $232,351 in 2013.

(5)	Fair Value of Financial Instruments

The carrying amounts for the Company’s liabilities  under investment – type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year.

The following table presents the fair value of all financial assets, classified by the fair value hierarchy:

15	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

	Level 1	Level 2	Level 3	Total fair value	Total carrying value

December 31, 2015
Bonds	$-	$570,705,170	$-	$570,705,170	$568,954,040
Cash, cash equivalents and short-term securities	20,677,629	-	-	20,677,629	20,677,629
Separate account assets	1,227,229,612	-	-	1,227,229,612	1,227,229,612
	$1,247,907,241	$570,705,170	$-	$1,818,612,411	$1,816,861,281

December 31, 2014
Bonds	$-	$475,546,634	$-	$475,546,634	$454,352,123
Cash, cash equivalents and short-term securities	30,842,180	-	-	30,842,180	30,842,180
Separate account assets	1,259,735,751	-	-	1,259,735,751	1,259,735,751
	$1,290,577,931	$475,546,634	$-	$1,766,124,565	$1,744,930,054

Separate account assets disclosed in the table above are the only assets carried at fair value. There were no transfers between levels during 2015 and 2014.

(6)	Retirement Plans

The Company participates in a qualified, noncontributory profit sharing plan sponsored by FFHC, for the benefit of its employees and those of other wholly- owned subsidiaries of its parent. The Company has no legal obligation for benefits under this plan. Foresters Financial Holding Company, Inc. allocates amounts to the Company based on salary ratios. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2015, 2014 and 2013, the Company charged operations $98,177, $89,908, and $93,491, respectively, for its portion of the contribution.

In addition, the Company participates in a 401(K) savings plan covering all of its eligible employees and  those of  other wholly-owned subsidiaries of its  parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

(7)	Commitments and Contingent Liabilities

The Company has agreements with nonaffiliates as follows:

(a)
The Company’s maximum retention on any one life is $250,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations, which any reinsurance company may be unable to meet. The Company had reinsured 55.0% of its net life insurance in force at December 31, 2015 and 2014.    The Company does not (1) have any reinsurance agreements in effect which can be canceled unilaterally for reasons

16	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

other than for nonpayment of premiums; (2) transact with reinsurers controlled directly or indirectly by the Company or affiliated persons or chartered in a country other than the United States; or (3) have any reinsurance agreements where the amount of losses may result in a payment to the reinsurer which exceeds the total direct premiums collected under such insurance policies. During 2015, 2014 and 2013, the Company did not write off any amounts receivable from reinsurers and no reinsurance contracts were commuted.  None of the credit ratings of the Company’s reinsurers were downgraded during 2015, 2014 and 2013.

(b)
The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

(8)	Related Party Transactions

The  Company  and  certain   affiliates,  under  various  cost  sharing  allocation agreements,   share   office   space,   data   processing   and   other   facilities   and management personnel. Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the years ended December 31, 2015, 2014 and 2013, the Company paid approximately $3,006,520, $2,648,231, and $2,821,189, respectively, for these services. In addition, the Company paid an affiliate $18,643,852, $18,965,976, and $13,640,896 during 2015, 2014 and 2013, respectively for commissions relating to the sale of its products.

(9)	Capital and Surplus

(a) Participating business represented 1.3% and 1.4% of individual life insurance in force at December 31, 2015 and 2014, respectively.

The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $0.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from capital and surplus by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis.

(b)
The maximum amount of dividends which can be paid by New York State insurance companies to shareholders is subject to restrictions relating to statutory unassigned surplus. New York State Insurance Law prohibits the payment of dividends to stockholders from any source other than the statutory

17	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

unassigned surplus. The amount of said surplus was $51,283,431 and $49,665,182 at December 31, 2015 and 2014, respectively, and was earned partly by the participating account and partly by the nonparticipating account. Distributions in excess of the lesser of 10% of policyholders’ surplus as of the preceding  year  end  or its net  gain from  operations for the immediately preceding calendar year are subject to approval by the NYDFS.

During 2015 and 2014 the Company paid ordinary dividends of $4,900,000 and $0, respectively.

(c)
The NAIC has developed risk based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the perceived degree of certain risks, such as asset, credit, interest rate, underwriting and other business risks inherent in an individual company’s operations. Any insurance company that does not meet threshold risk based capital levels ultimately will be subject to regulatory proceedings. The Company was in excess of the minimum risk based capital as of December 31, 2015 and 2014.

(d)	The portion of unassigned funds (surplus) represented or reduced by each item below is as follows:

	2015	2014
Nonadmitted assets	$7,230,481	$5,164,213
Asset valuation reserve	3,260,126	2,524,431
Deferred tax assets	9,410,407	8,411,225

(10)	Life and Annuities Reserves

(a)
The Company waives the deduction of the deferred fractional premiums upon the death of the insured and returns a pro-rata portion of premiums for any period beyond the end of the policy month in which the death occurred. Surrender values are not promised in excess of the legally computed reserves.

	(b)	For policies issued subject to an extra premium, a reserve based on special tables prepared by the New York Department of Financial Services was included in the statutory financial statements.

	(c)	As of December 31, 2015 the Company has $169,594,560 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York.

18	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

	(d)	Tabular less Actual Reserves Released, and Tabular Cost has been determined by formula.

(e)
The Tabular interest on funds not involving life contingencies has been determined by formula. Tabular interest is equal to the mean reserves at year end plus payments incurred during the year less mean reserves at the prior year end, income earned during the year and other increases.

	(f)	The Company holds additional reserves for substandard policies on behalf of those policyholders assigned lower underwriting classifications, such as those deemed to be more serious mortality risks.

	(g)	There are no significant other increases (net).

(11)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2015 are shown in the following table.

	Amount	Percentage of total

Subject to discretionary withdrawal at book value:
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	535,194,917	58.94%
At book value	300,574,131	33.10%
Not subject to discretionary withdrawal	72,239,826	7.96%
Total annuity and actuarial reserves and deposit fund liabilities (gross)	908,008,874	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and deposit fund liabilities (net)	$908,008,874	100.00%

19	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2014 are shown in the following table.

	Amount	Percentage of total
Subject to discretionary withdrawal at book value:	$-	0.00%
less surrender charge
Subject to discretionary withdrawal without adjustment:
At market value	550,702,638	66.73%
At book value	233,287,174	28.27%
Not subject to discretionary withdrawal	41,325,097	5.01%
Total annuity and actuarial reserves and deposit fund liabilities (gross)	825,314,909	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and deposit fund liabilities (net)	$825,314,909	100.00%

(12)	Premium and Annuity Consideration Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2015 were:

	Gross	Net	Loading
Type:
Ordinary new business	$126,894	$60,584	$66,310
Ordinary renewal	2,753,983	4,126,672	(1,372,689)
Total	$2,880,877	$4,187,256	$(1,306,379)

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2014 were:

	Gross	Net	Loading
Type:
Ordinary new business	$370,033	$273,341	$96,692
Ordinary renewal	2,769,819	3,883,400	(1,113,581)
Total	$3,139,852	$4,156,741	$(1,016,889)

20	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

(13)	Separate Accounts

General Nature and Characteristics

The Company has two separate accounts which fund limited pay variable life insurance policies, single premium  variable life policies,  and flexible premium variable life policies and  three separate accounts which fund deferred variable annuity contracts. For all separate accounts, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Two of the variable annuities provide an incidental death benefit of the greater of the account value or premiums paid. The third provides an incidental death benefit equal to the greater of the account value, the premiums paid or the account value on specified anniversaries.  Insurance contract liabilities for incidental death benefits are established in the general account. The account balance of contracts with guarantees totaled approximately $540,000,000 and $554,000,000 and was held in separate accounts at December 31, 2015 and 2014, respectively. The net amount at risk associated with these guarantees was approximately $1,945,000 and $559,000 at December 31, 2015 and 2014, respectively.

The three variable life policies are a fixed premium product, a single premium product with a minimum guaranteed death benefit, and a flexible premium product.

The contracts have a policy loan provision. Loan funds are credited with a guaranteed interest rate of 4% and are held in the general account.

The following table presents separate account premiums and considerations for the year ended December 31, 2015 and separate account reserves at December 31, 2015.

	Variable life	Annuities variable	Total
Premiums and considerations	$35,688,221	$39,049,061	$74,737,282
Reserves at December 31, 2015:
With assets at market value	$671,892,460	$535,194,918	$1,207,087,378
Subject to discretionary withdrawal at market value	$671,892,460	$535,194,918	$1,207,087,378

21	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

Reconciliation of net transfers to (from) separate accounts and amounts recognized in the statutory statement of income are as follows:

	2015	2014

Transfers to separate accounts as contained in the annual statement of the separate accounts	$74,737,282	$100,747,862
Transfers from separate accounts as contained in the annual statement of the separate accounts	96,018,527	95,458,117
	(21,281,245)	5,289,745
Reconciling items:
Other	10,992	(4,606)
	$(21,270,253)	$5,285,139

(14)	Federal Income Taxes

The Company’s Parent files consolidated federal and certain state income tax returns which include certain  other  wholly-owned  subsidiaries of  the Parent (listed  in footnote 1). The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent. Tax years of 2012 through 2014 can be subject to federal, state or local examination by taxing authorities. However, there are currently no exams being conducted for any tax year.

The net deferred tax asset/(liability) at December 31 and the change from the prior year are comprised of the following components:

	2015	2014	Change
	Ordinary	Ordinary	Ordinary
Total gross deferred tax assets	$9,593,000	$8,548,000	$1,045,000
Statutory Valuation Allowance	-	-	-
Adjusted gross deferred tax assets	9,593,000	8,548,000	1,045,000
Deferred tax assets nonadmitted	(4,823,407)	(3,843,225)	(980,182)
Subtotal net admitted deferred tax assets	4,769,593	4,704,775	64,818
Deferred tax liabilities	(182,593)	(136,775)	(45,818)
Net admitted deferred tax assets	$4,587,000	$4,568,000	$19,000

The amount of deferred tax assets admitted at December 31, 2015 and 2014 and changes thereon are as follows:

22	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

	2015	2014	Change
	Ordinary	Ordinary	Ordinary

Federal income taxes paid in prior years recoverable through loss carrybacks (11.a.)	$4,587,000	$4,568,000	$19,000
Admitted under paragraph 11.b.	-	-	-
Adjusted gross DTAs offset by gross DTLs (11.c.)	182,593	136,775	45,818
Deferred tax assets admitted as the result of application of SSAP No. 101	$4,769,593	$4,704,775	$64,818

The ratios used for the threshold limitation for 11.b. above are as follows:

	2015	2014

Ratio percentage used to determine recovery period and threshold limitation amount	908%	938%
Amount of adjusted capital and surplus used to determine recovery period threshold limitation	$59,384,814	$56,984,927

Tax planning strategies did not have an effect on the Company’s net admitted deferred tax assets. In addition, there are no temporary differences for which deferred tax liabilities have not been recognized.

The Company did not have any deferred tax assets or liabilities that were classified as capital.

Deferred tax assets and deferred tax liabilities comprise the following:

	2015	2014	Change
Deferred tax assets:
Policyholder dividend provision	$276,000	$230,000	$46,000
Deferred acquisition costs	5,603,000	5,509,000	94,000
Reserves	3,402,000	2,464,000	938,000
Deferred compensation	170,000	264,000	(94,000)
Other	142,000	81,000	61,000
	9,593,000	8,548,000	1,045,000
Nonadmitted deferred tax assets	(4,823,407)	(3,843,225)	(980,182)
	4,769,593	4,704,775	64,818
Deferred tax liabilities:
Depreciation	70,000	68,000	2,000
Bond discount	112,593	68,775	43,818
Net admitted deferred taxes	$4,587,000	$4,568,000	$19,000

23	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following:

	2015	2014	Change
Total deferred tax assets	$9,593,000	$8,548,000	$1,045,000
Total deferred tax liabilities	(182,593)	(136,775)	(45,818)
Net deferred tax assets (liabilities)	9,410,407	8,411,225	999,182
Tax-effect of unrealized gains and losses	-	-	-
Net tax effect without unrealized gains & losses	$9,410,407	$8,411,225	$999,182

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2015			2014
	Amount	Tax effect 35%	Tax Rate	Amount	Tax effect 35%	Tax Rate
Income before taxes	$11,346,884	3,971,409	35%	$11,491,053	4,021,869	35%
Dividends received deduction	(4,438,237)	(1,553,383)	(14)%	(4,431,114)	(1,550,890)	(13)%
Other	(1,118,154)	(391,354)	(3)%	(882,024)	(308,708)	(3)%
Total	$5,790,493	2,026,672	18%	$6,177,915	2,162,271	19%

	2013
	Amount	Tax effect 35%	Tax Rate
Income before taxes	$12,922,042	4,522,715	35%
Dividends received deduction	(3,563,964)	(1,247,387)	(10)%
Other	(745,632)	(260,971)	(2)%
Total	$8,612,446	3,014,357	23%

	2015	2014	2013
Federal income taxes incurred	$3,025,854	$3,515,512	$3,068,355
Change in net deferred income tax assets	(999,182)	(1,353,241)	(53,998)
Total tax provision	$2,026,672	$2,162,271	$3,014,357

Effective rate	18%	19%	23%

24	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2015, 2014 and 2013
(in US Dollars)

Federal income taxes incurred for the years ended December 31, 2015, 2014 and 2013  that  are  available  for  recoupment  in  the  event  of  future  net  losses  are $2,983,593, $3,867,644, and $3,139,714, respectively.

There are no deposits at December 31, 2015 and 2014 admitted under Section 6603 of the Internal Revenue Code.

(15)	Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, April 5, 2016, have been evaluated in the preparation of the financial statements.

25	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Schedule - Reinsurance
For the years ended December 31, 2015, 2014 and 2013
(in US Dollars)

The amount of life insurance in force (in $000’s) as of December 31 is:

	Gross Amount	Reinsurance Ceded	Net Amount

2015	$11,467,614	$6,337,355	$5,130,259
2014	$10,990,824	$6,084,292	$4,906,532

The premiums and annuity considerations for life and accident and health contracts for the years ended December 31 are:

	Gross Amount	Reinsurance Ceded	Net Amount

2015

Life insurance	$70,531,837	$6,657,593	$63,874,244
Annuity	139,774,353	-	139,774,353
Supplementary contracts	-	-	-
Accident and health	2,921		2,921
	$210,309,111	$6,657,593	$203,651,518

2014

Life insurance	$70,904,483	$5,893,148	$65,011,335
Annuity	175,342,211	-	175,342,211
Supplementary contracts	-	-	-
Accident and health	3,592	-	3,592
	$246,250,286	$5,893,148	$240,357,138

2013
Life insurance	$69,448,396	$5,292,976	$64,155,420
Annuity	117,894,878	-	117,894,878
Supplementary contracts	-	-	-
Accident and health	4,390	-	4,390
	$187,347,664	$5,292,976	$182,054,688

26

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D

PART C:  OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements:

The financial statements for the period ended December 31, 2015 for Foresters Life Insurance and Annuity Company and First Investors Life Variable Annuity Fund D are included in Part B of this Registration Statement.

(b)	Exhibits:
	1.	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account D. /1/
	2.	Not applicable.
	3.	Distribution Contracts:
		(a)	Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Variable Annuity Fund D and First Investors Corporation. /3/
		(b)	Amendment to Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Variable Annuity Fund D and First Investors Corporation. /3/
		(c)	Specimen Variable Annuity Dealer Agreement between First Investors Corporation and dealers. /1/
4.	Variable Annuity Contracts:
	(a)	Specimen Individual Variable Annuity Contract issued by First Investors Life Insurance Company for participation in Separate Account D. /2/
5.	Form of application used with Individual Variable Annuity Contracts provided in response to (4) above. /3/
6.	(a)	(1)	Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
		(2)	Certificate of Amendment. /1/
		(3)	Certificate of Amendment. /1/
		(4)	Certificate of Amendment. /1/
		(5)	Certificate of Amendment. /1/
		(6)	Certificate of Amendment. /4/
	(b)	(1)	By‑laws of First Investors Life Insurance Company. /1/
		(2)	Amendment of By‑laws. /4/
7.	Not applicable.
8.	Not applicable.
9.	Opinion of and consent of counsel. /3/
10.	Consents of Independent Public Accountants. /5/
11.	Not applicable.
12.	Not applicable.
13.	Powers of Attorney for Craig D. Cloyed, Anthony M. Garcia, Steven Guterman, Martha E. Marcon, Loretta McCarthy and Cheryl K. Neal. /5/

__________________
/1/	Incorporated herein by reference to the Initial Registration Statement on Form N-

4 filed by First Investors Life Insurance Company on behalf of First Investors Variable Annuity Fund D on May 1, 1997 (File nos. 333-26341 and 811-08205).
/2/	Incorporated herein by reference to the Initial Registration Statement filed on January 31, 2013.
/3/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement filed on May 6, 2013.
/4/	Incorporated herein by reference to Post-Effective Amendment No. 4 to this Registration Statement filed on October 30, 2015.
/5/	Filed herewith.

Item 25.                  Directors and Officers of the Depositor

The following are the Directors and Officers of Foresters Life Insurance and Annuity Company (unless otherwise noted, an individual’s business address is 40 Wall Street, New York, New York 10005).

Name and Principal Business Address	Position and Office with Foresters Life Insurance and Annuity Company

Carol Lerner Brown	Secretary

Craig D. Cloyed	Director

William H. Drinkwater	Senior Vice President and Chief Actuary

Lawrence M. Falcon Raritan Plaza 1 Edison, NJ 08837	Senior Vice President and Comptroller

Francis X. Gannon Raritan Plaza 1 Edison, NJ 08837	Chief Financial Officer and Treasurer

Anthony M. Garcia	Director

Steven Guterman	Director

Jason Helbraun	Assistant Vice President

Martha E. Marcon	Director

Loretta McCarthy	Director

Glenn Mueller Raritan Plaza 1 Edison, NJ 08837	Vice President and Chief Underwriter

Cheryl K. Neal	Chairman and Director

David Schimmel Raritan Plaza 1 Edison, NJ 08837	Vice President

John Shey	Assistant Vice President

Carol E. Springsteen	President and Director

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant
Registrant is a Separate Account of Foresters Life Insurance and Annuity Company, the Depositor, and, as such, might be deemed to be controlled by Foresters Life Insurance and Annuity Company.  Foresters Life Insurance and Annuity Company’s parent company is Foresters Financial Holding Company, Inc. (FFHC) (Delaware), a holding company.  Set forth below are all persons controlled by FFHC:
Foresters Investor Services, Inc. (New York).  Ownership: 100% owned by FFHC; Principal Business: Transfer Agent; Affiliate of Foresters Life Insurance and Annuity Company.
Foresters Financial Services, Inc. (New York).  Ownership:  100% owned by FFHC; Principal Business: Broker-Dealer; Affiliate of Foresters Life Insurance and Annuity Company.
Foresters Investment Management Company, Inc. (New York).  Ownership: 100% of voting common stock owned by FFHC; Principal Business: Investment Advisor; Affiliate of Foresters Life Insurance and Annuity Company.
Foresters Advisory Services, LLC (Delaware).  Ownership: 100% owned by FFHC; Principal Business: Investment Advisor; Affiliate of Foresters Life Insurance and Annuity Company.
FFHC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society.  The organizational chart below sets forth all persons that are controlled by The Independent Order of Foresters.
None of the persons identified in this Item is a subsidiary of the Registrant.  Therefore, the only financial statements filed are those of the Registrant and Foresters Life Insurance and Annuity Company.
*The organizational chart below is current as of April 27, 2016.

Item 27.         Number of Contractowners

As of February 28, 2016, the number of owners of variable annuity contracts offered by First Investors Life Variable Annuity Fund D was 3,081.

Item 28.	Indemnification

Article V of the By‑Laws of Foresters Life Insurance and Annuity Company provides as follows:

Section 5.6            Indemnification of Directors, Officers and Employees.  Any person made, or threatened to be made, a party to an action or proceeding (including, without limitation, one by or in the right of the Corporation to procure a judgment in its favor), whether civil, criminal, administrative or investigative, including an appeal therein, by reason of the fact that he or she, his or her testator or testatrix or intestate then is or was a director, officer or employee of the Corporation, or then serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity at the request of the Corporation, shall be indemnified by the Corporation against expenses, judgments, fines, attorney’s fees, and amounts paid in settlement to the full extent that officers, directors and employees are permitted to be indemnified by the laws of the State of New York.  The provisions of this section shall not adversely affect any right to indemnification which any person may have apart from the provisions of this section.  The Corporation may also provide for indemnification and advancement of expenses to any director or officer to the extent provided in a resolution of shareholders, resolution of directors or an agreement providing for such indemnification.

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of Foresters Life Insurance and Annuity Company are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 29.                  Principal Underwriter

(a)	Foresters Financial Services, Inc., Underwriter of the Registrant, is also underwriter for:

First Investors Equity Funds

First Investors Income Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Level Premium Variable Life Insurance (Separate Account B)
First Investors Life Variable Annuity Fund C
First Investors Life Separate Account E

(b)	The following persons are the officers and directors of Foresters Financial Services, Inc.:

(The principal business address of each director and officer listed below is c/o Foresters Legal Department, 40 Wall Street, New York, New York 10005.)

Name and Principal	Position and Office with
Business Address	Foresters Financial Services, Inc.

Carol Lerner Brown	Assistant Secretary

Francis X. Gannon	Chief Financial Officer and Treasurer

Laury Heydon-O’Neil	Vice President - Marketing

George D. Karris	Senior Vice President

William M. Lipkus	Chairman and Director

Frederick Miller	Senior Vice President

Larry Noyes	President and Director

Elizabeth Reilly	Vice President

Mark Segal	Assistant Vice President

Marjorie Solowey	Vice President

Jay Stainsby	Assistant Secretary

William J. Vogt	Vice President

(c) Not Applicable.

Item 30.                  Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by Foresters Life Insurance and Annuity Company at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 31.                  Management Services

Not applicable.

Item 32.                  Undertakings
Registrant hereby makes the following undertakings:
(a)	An undertaking to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;
(b)	An undertaking to include either: (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;
(c)	An undertaking to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.
(d)	Representation Regarding Reasonableness of Aggregate Contract Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.
Foresters Life Insurance and Annuity Company (“Foresters Life and Annuity”) represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Foresters Life and Annuity under the Policies.  Foresters Life and Annuity bases its representations on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for Foresters Life and Annuity to earn a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.  This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policy, prospectus, statement of additional information or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 5 (“Amendment”) to its Registration Statement on Form N-4 meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and that it has caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Ms. Springsteen and Messrs. Falcon and Gannon), on this 27th day of April, 2016.

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D
(Registrant)

BY: FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
/s/ Carol E. Springsteen (Depositor)
(On behalf of the Registrant and itself)

By:	/s/ Carol E. Springsteen
Carol E. Springsteen
President and Director

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-4 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Carol E. Springsteen	President and Director	April 27, 2016
Carol E. Springsteen

/s/ Cheryl K. Neal	Chairman and Director	April 27, 2016
Cheryl K. Neal*

/s/ Francis X. Gannon	Chief Financial Officer and Treasurer	April 27, 2016
Francis X. Gannon

/s/ Lawrence M. Falcon	Senior Vice President and Comptroller	April 27, 2016
Lawrence M. Falcon

/s/ William H. Drinkwater	Senior Vice President and Chief Actuary	April 27, 2016
William H. Drinkwater

/s/ Craig D. Cloyed	Director	April 27, 2016
Craig D. Cloyed*

/s/ Anthony M. Garcia	Director	April 27, 2016
Anthony M. Garcia*

/s/ Steven Guterman	Director	April 27, 2016
Steven Guterman*

/s/ Martha E. Marcon	Director	April 27, 2016
Martha E. Marcon*

/s/ Loretta McCarthy	Director	April 27, 2016
Loretta McCarthy*

* By: /s/ Carol E. Springsteen	April 27, 2016
Carol E. Springsteen
(Attorney-in-Fact)

INDEX TO EXHIBITS

Exhibit
Number	Description

24(b)(10)	Consents of Independent Public Accountants
24(b)(13)	Powers of Attorney for Craig D. Cloyed, Anthony M. Garcia, Steven Guterman, Martha E. Marcon, Loretta McCarthy and Cheryl K. Neal